ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

                       $826,459,000 (APPROXIMATE BALANCE)         MARCH 26, 2004
                      GS MORTGAGE SECURITIES CORPORATION II
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C1

APPROXIMATE SECURITIES STRUCTURE:

                                                    EXPECTED        EXPECTED
                                  APPROXIMATE        CREDIT         WEIGHTED       EXPECTED
               EXPECTED RATING    FACE/NOTIONAL     SUPPORT       AVERAGE LIFE      PAYMENT
 CLASS         FITCH / MOODY'S    AMOUNT (MM)      (% OF UPB)     (YEARS) (A)     WINDOW (A)
==============================================================================================
PUBLICLY OFFERED CLASSES
----------------------------------------------------------------------------------------------
 A-1               AAA/Aaa           $579.1          13.750%           4.37      05/04 - 05/09
 A-2               AAA/Aaa            190.4          13.750%           6.46      05/09 - 11/10
 B                  AA/Aa2             20.0          11.500%           6.65      11/10 - 12/10
 C                 AA-/Aa3              7.8          10.625%           6.68      12/10 - 01/11
 D                   A/A2              16.7           8.750%           6.74      01/11 - 01/11
 E                  A-/A3              12.2           7.375%           6.74      01/11 - 01/11
----------------------------------------------------------------------------------------------

PRIVATELY OFFERED CLASSES (B)
----------------------------------------------------------------------------------------------
 F                BBB+/Baa1            13.3           5.875%
 G                 BBB/Baa2             7.8           5.000%
 H                BBB-/Baa3             7.8           4.125%
 J                 BB+/Ba1              5.5           3.500%
 K                  BB/Ba2              3.3           3.125%
 L                 BB-/Ba3              3.3           2.750%
 M                  B+/B1               4.4           2.250%
 N                   B/B2               3.3           1.875%
 O                  B-/B3               3.3           1.500%
 P                    NR               13.3           0.000%
 X-1 (c)           AAA/Aaa            892.2              NA
 X-2 (c)           AAA/Aaa            846.9              NA
                 TOTAL SECURITIES:   $892.2
----------------------------------------------------------------------------------------------

(a)   Calculated at 0% CPR.

(b)   Not offered hereby.

(c)   Notional amount of interest-only class.

KEY FEATURES:
Lead Manager:                      Goldman, Sachs & Co.
Co-Managers:                       Banc of America Securities LLC
                                   Merrill Lynch & Co.
                                   Greenwich Capital Markets, Inc.
                                   Wachovia Securities
Sellers/Originators:               Goldman Sachs Mortgage Company / Archon (76.8%)
                                   Prudential Mortgage Capital Funding, LLC / Prudential Mortgage
                                   Capital Company, LLC (or a wholly owned subsidiary)  (13.4%)
                                   Greenwich Capital Financial Products, Inc.  (4.9%)
                                   Commerzbank AG, New York Branch (3.1%)
                                   Washington Mutual Bank, FA (1.8%)
Collateral:                        67 Mortgage Loans ($892,264,316)
Master Servicer:                   Wachovia Bank, National Association
Special Servicer:                  Allied Capital Corporation
Trustee:                           Wells Fargo Bank,  NA
Pricing:                           April 2004
Closing:                           April 2004
Cut-Off Date:                      April 1st 2004
Distribution Date:                 10th of each month, or following business day (commencing May 10,
                                   2004)
Payment Delay:                     9 days
ERISA Eligible:                    Classes A-1, A-2, B, C, D, and E are expected to be ERISA eligible subject to certain conditions for eligibility.
Structure:                         Sequential pay
Day Count:                         30/360
Tax Treatment:                     REMIC
Rated Final Distribution Date:     November 2038
Clean up Call:                     1.0%
Minimum Denominations:             Publicly Offered Classes: $10,000 & $1
Delivery:                          DTC for publicly offered classes

================================================================================

COLLATERAL FACTS (A):
Cut-Off Date Loan Principal Balance:                                $892,264,316
Number of Mortgage Loans / Properties:                                  67 / 105
Average Mortgage Loan Cut-Off Date Balance:                          $13,317,378
Weighted Average Current Mortgage Rate:                                   5.019%
Weighted Average Loan U/W DSCR (b):                                        2.05x
Weighted Average Loan Cut-Off Date LTV Ratio (b):                         67.64%
Weighted Average Remaining Term to Maturity date (months):                    63
Weighted Average Remaining Amortization Term (months) (c):                   338
Prepayment Lockout / Defeasance as % of Total:                             82.4%
Balloon Loans as % of Total:                                              100.0%
Single Largest Asset as % of Total:                                         6.3%
Five Largest Assets as % of Total:                                         28.4%
Ten Largest Assets as % of Total:                                          44.8%

(a) Three (3) mortgage loans representing approximately 16.7% of the total pool are structured as pari passu companion loans. All LTV and DSCR numbers are based on the combined pari passu notes, unless otherwise noted.

(b) All DSCR and LTV information presented herein is generally calculated as though any related earnout had been applied to reduce or defease the principal balance of the mortgage loan.

(c)   Excludes all full-term interest-only loans.

TEN LARGEST LOANS:

                                           CUT-OFF DATE    % BY LOAN               UW
LOAN                                          BALANCE      POOL UPB     LTV       DSCR     PROPERTY TYPE
----------------------------------------------------------------------------------------------------------
Water Tower Place (a)                       $56,039,776      6.3%      55.66%     1.99x    Anchored Retail
Foothills Mall                               54,750,000      6.1       75.37      1.90     Anchored Retail
One Briarlake Plaza                          50,000,000      5.6       67.57      2.12     Office
DDR Portfolio (a)                            48,915,252      5.5       58.98      2.20     Anchored Retail
237 Park Avenue                              44,000,000      4.9       64.78      1.52     Office
Willow Wood III & IV                         40,000,000      4.5       74.07      2.67     Office
Hyatt Regency Dearborn                       32,500,000      3.6       46.43      1.64     Hotel
Rechler Industrial Portfolio II (7-year)     26,593,085      3.0       61.62      1.75     Industrial
Rechler Industrial Portfolio I (5-year)      23,697,944      2.7       62.02      1.88     Industrial
StoneRidge Plaza                             23,626,670      2.6       66.18      1.65     Anchored Retail
                                           ------------     ----       -----      ----
  TOTAL/WTD. AVG.                          $400,122,727     44.8%      63.74%     1.96X
==========================================================================================================

(a)   These loans are shadow rated investment grade by Fitch and Moody's.

SELECTED LOAN DATA:

                           NUMBER OF            LOAN POOL CUT-OFF DATE BALANCE
                           MORTGAGED    --------------------------------------------
 GEOGRAPHIC DISTRIBUTION   PROPERTIES      (MM)        % BY UPB     WTD. AVG. UWDSCR
------------------------------------------------------------------------------------
Texas                          12         $118.0         13.2%            1.95x
New York                       31          100.7         11.3             1.69
California (a)                  9           91.2         10.2             2.17
Arizona                         4           78.4          8.8             1.99
Illinois                        3           67.9          7.6             2.07
Florida                         6           66.8          7.5             2.00
Virginia                        3           63.0          7.1             2.50
North Carolina                  7           57.7          6.5             2.34
Ohio                            4           46.9          5.3             1.66
Minnesota                       7           42.5          4.8             2.45
Other (b)                      19          159.2         17.8             2.01
                              ---         ------        -----             ----
  TOTAL / WTD. AVG            105         $892.3        100.0%            2.05x
====================================================================================

(a) Five (5) properties for a total of $40.3 million (4.5% UPB) are located in northern California and four (4) properties for a total of $51.0 million (5.7% UPB) are located in southern California.

(b)   Includes 11 states.

                       NUMBER OF           LOAN POOL CUT-OFF DATE BALANCE
                       MORTGAGED    --------------------------------------------
 PROPERTY TYPE         PROPERTIES      (MM)         % BY UPB    WTD. AVG. UWDSCR
--------------------------------------------------------------------------------
Anchored Retail             30        $327.2          36.7%           2.18x
Office                      13         274.8          30.8            2.11
Multifamily                 23         168.4          18.9            1.87
Industrial                  37          84.9           9.5            1.85
Hotel                        1          32.5           3.6            1.64
Self-Storage                 1           4.4           0.5            1.45
                           ---        ------         -----            ----
  TOTAL / WTD. AVG         105        $892.3         100.0%           2.05x
================================================================================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

o     For purposes of calculating principal distributions of the certificates:

      - Available principal will be allocated sequentially to the Class A-1, A-2, B, C, D, E, F, G, H, J, K, L, M, N, O, and P certificates.

      - In case the principal balances of the Class P, O, N, M, L, K, J, H, G, F, E, D, C, and B certificates, in that order, have been reduced to zero due to the allocation of principal losses, then Class A-1 and A-2 will be allocated principal pro-rata.

o Class X-1 and Class X-2 will be entitled to receive payments of interest only and will not receive any payments of principal. Classes X-1 and X-2 will be entitled to payments of interest pro-rata (based on interest entitlements) with the Class A-1 and A-2 certificates each month.

o Each other class will be subordinate to the Class A-1, A-2, X-1 and X-2 certificates and to each principal balance class with an earlier alphabetical designation than such class. Each of the Class A-1, A-2, X-1 and X-2 certificates will be of equal priority.

o     All classes will pay interest on a 30/360 basis.

o Principal losses will be allocated in reverse alphabetical order to the Class P, O, N, M, L, K, J, H, G, F, E, D, C, and B certificates, and then pro-rata to the Class A-1 and A-2 certificates.

o The Master Servicer will cover prepayment interest shortfalls on the loans (other than specially serviced loans) up to a specified portion of the master servicing fee. Net prepayment interest shortfalls (after application of prepayment interest excesses on the mortgage loans and other compensating interest payments from the master servicing fee) will be allocated pro-rata (based on interest entitlements) to all regular certificates.

o Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to Classes of outstanding principal balance certificates. Any such reduction will also have the effect of reducing the aggregate notional amount of the Class X-1 and, in certain circumstances, X-2 certificates.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                      ALLOCATION OF PREPAYMENT PREMIUMS (A)
--------------------------------------------------------------------------------

ALLOCATION OF PREPAYMENT PREMIUMS:

Prepayment premiums and yield maintenance amounts with respect to all loans will be allocated between the related certificate then entitled to principal distributions and the Class X-1 certificate as follows:

      o A percentage of all prepayment premiums and yield maintenance amounts with respect to all loans will be allocated to each class of the certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that such class receives, and (b) a percentage (which can be no greater than 100%), the numerator of which is the excess, if any, of the Pass-Through Rate of the class of certificates currently receiving principal over the relevant discount rate, and the denominator of which is the excess, if any, of the mortgage rate of the related mortgage loan over the discount rate.

            --------------------------------------------------------------------
            Prepayment                   (Pass-Through Rate - Discount Rate)
            Premium Allocation     =     ---------------------------------------
            Percentage                   (Mortgage Rate - Discount Rate)
            --------------------------------------------------------------------

      o The remaining percentage of such prepayment premiums and yield maintenance amounts will be allocated to the Class X-1 certificate.

      o In general, this formula provides for an increase in the allocation of prepayment premiums and yield maintenance premiums to the certificate then entitled to principal distributions relative to the class X-1 certificate as discount rates decrease and a decrease in the allocation to such classes as discount rates rise.

      Allocation of Prepayment Premiums Example

            Discount Rate Fraction Methodology:
            Mortgage Rate                                =  6%
            Pass-Through Rate                            =  5%
            Treasury Rate (or Applicable Discount Rate)  =  4%
            % of Principal Distributed to Class          =  100%

      BOND CLASS ALLOCATION           CLASS X-1 ALLOCATION
      --------------------------------------------------------------------------

      5% - 4% x 100%  =  50%          Receives excess premiums = 50% thereof
      -------
      6% - 4%

(a) For further information regarding the allocation of prepayment premiums, refer to the prospectus supplement.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                               PREPAYMENT PROFILE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       PREPAYMENT RESTRICTION ASSUMING NO PREPAYMENT OF PRINCIPAL (A) (B)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                              MAY        MAY        MAY        MAY        MAY        MAY        MAY        MAY
RESTRICTIONS                            2004       2005       2006       2007       2008       2009       2010       2011
--------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance                100.00%    100.00%     86.39%     81.00%     61.94%     65.51%     62.40%     0.00%
> of YM or 1%                            0.00%      0.00%     13.61%     17.18%     19.20%     34.49%      9.91%     0.00%
Open                                     0.00%      0.00%      0.00%      1.82%     18.87%      0.00%     27.69%     0.00%
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                  100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%     0.00%
Balance of Mortgage Loans ($mm)        892.26     887.91     883.32     878.26     758.80     313.18     309.90      0.00
% OF CUT-OFF BALANCE                   100.00%     99.51%     99.00%     98.43%     85.04%     35.10%     34.73%     0.00%
--------------------------------------------------------------------------------------------------------------------------

----------
(a) Table calculated using modeling assumptions as described in the prospectus supplement.

(b)   Differences in totals may exist due to rounding.

--------------------------------------------------------------------------------
                          AVERAGE LIFE TABLE (IN YEARS)

     (PREPAYMENTS LOCKED OUT THROUGH LOCK OUT PERIOD, DEFEASANCE PERIOD AND
            YIELD MAINTENANCE PERIOD THEN RUN AT THE INDICATED CPRS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PREPAYMENT ASSUMPTIONS (CPR)
              0% CPR        25% CPR       50% CPR         75% CPR       100% CPR
--------------------------------------------------------------------------------
A-1            4.37           4.35          4.33            4.30          4.10
A-2            6.46           6.44          6.41            6.38          6.15
B              6.65           6.63          6.60            6.57          6.40
C              6.68           6.65          6.65            6.62          6.44
D              6.74           6.72          6.69            6.65          6.49
E              6.74           6.74          6.74            6.72          6.49
--------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

      [THE FOLLOWING TABLE WAS REPRESENTED BY A MAP OF THE UNITED STATES IN
                             THE PRINTED MATERIAL.]

                            AL                  1.0%
                            AZ                  8.8%
                            CA(a)              10.2%
                            CO                  3.1%
                            FL                  7.5%
                            GA                  0.6%
                            ID                  1.0%
                            IL                  7.6%
                            MD                  1.8%
                            MI                  4.3%
                            MN                  4.8%
                            MS                  0.4%
                            NC                  6.5%
                            NV                  2.4%
                            NY                 11.3%
                            OH                  5.3%
                            PA                  0.5%
                            SC                  0.4%
                            TX                 13.2%
                            VA                  7.1%
                            WI                  2.3%

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                       Anchored Retail               36.7%
                       Office                        30.8%
                       Multifamily                   18.9%
                       Industrial                     9.5%
                       Hotel                          3.6%
                       Self-Storage                   0.5%

(a) Include 5 properties located in northern California (4.5% of the total pool) and 4 properties located in southern California (5.7% of the total pool.)

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                                 COLLATERAL DATA
--------------------------------------------------------------------------------

DISTRIBUTION OF DSCR
--------------------------------------------------------------------------------
                                                                 PERCENTAGE OF
                                NUMBER OF      CUT-OFF DATE    AGGREGATE CUT-OFF
 RANGE OF DSCR (X)           MORTGAGE LOANS       BALANCE        DATE BALANCE
================================================================================
1.38 - 1.59                          9          101,638,731            11.4%
1.60 - 1.69                          4           72,772,529             8.2
1.70 - 1.79                          6           90,643,085            10.2
1.80 - 1.99                         16          206,024,720            23.1
2.00 - 2.19                         15          173,925,000            19.5
2.20 - 2.49                          7          132,040,252            14.8
2.50 - 2.99                          6           84,495,000             9.5
3.00 - 3.39                          1            7,425,000             0.8
3.40 - 3.44                          3           23,300,000             2.6
                                    --         ------------           -----
  Total                             67         $892,264,316           100.0%
================================================================================

DISTRIBUTION OF CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------
                                                                 PERCENTAGE OF
 CUT-OFF DATE PRINCIPAL        NUMBER OF        CUT-OFF DATE   AGGREGATE CUT-OFF
 BALANCE ($)                MORTGAGE LOANS         BALANCE       DATE BALANCE
================================================================================
1,200,000 - 2,999,999               6             $14,937,625          1.7%
3,000,000 - 4,999,999               9              35,870,908          4.0
5,000,000 - 6,999,999              12              72,944,356          8.2
7,000,000 - 9,999,999              16             133,908,316         15.0
10,000,000 - 14,999,999             5              68,955,383          7.7
15,000,000 - 17,999,999             5              78,325,000          8.8
18,000,000 - 29,999,999             7             161,117,700         18.1
30,000,000 - 56,039,776             7             326,205,027         36.6
                                   --            ------------        -----
  TOTAL                            67            $892,264,316        100.0%
================================================================================

DISTRIBUTION OF AMORTIZATION TYPE
--------------------------------------------------------------------------------
                                                                   PERCENTAGE OF
                                                                     AGGREGATE
                                    NUMBER OF     CUT-OFF DATE     CUT-OFF DATE
 AMORTIZATION TYPE               MORTGAGE LOANS      BALANCE          BALANCE
================================================================================
Interest Only                           51         $574,127,000         64.3%
Amortizing                              14          270,637,316         30.3
Interest Only, Then Amortizing           2           47,500,000          5.3
                                        --         ------------        -----
  TOTAL                                 67         $892,264,316        100.0%
================================================================================

DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
--------------------------------------------------------------------------------
                                                                 PERCENTAGE OF
                                 NUMBER OF     CUT-OFF DATE    AGGREGATE CUT-OFF
 LOCATION                     MORTGAGE LOANS      BALANCE        DATE BALANCE
================================================================================
Texas                               12         $117,955,017           13.2%
New York                            31          100,691,029           11.3
California (a)                       9           91,237,824           10.2
Arizona                              4           78,350,000            8.8
Illinois                             3           67,883,684            7.6
Florida                              6           66,757,712            7.5
Virginia                             3           63,000,000            7.1
North Carolina                       7           57,669,999            6.5
Ohio                                 4           46,930,247            5.3
Minnesota                            7           42,545,000            4.8
Michigan                             3           38,076,339            4.3
Colorado                             2           28,000,000            3.1
Nevada                               3           21,030,383            2.4
Wisconsin                            4           20,312,000            2.3
Maryland                             1           16,000,000            1.8
Alabama                              1            9,359,118            1.0
Idaho                                1            8,641,695            1.0
Georgia                              1            5,600,000            0.6
Pennsylvania                         1            4,300,000            0.5
Mississippi                          1            3,978,441            0.4
South Carolina                       1            3,945,830            0.4
                                   ---         ------------          -----
  TOTAL                            105         $892,264,316          100.0%
================================================================================

(a) Includes 5 properties located in northern California (4.5% of the total pool) and 4 properties located in southern California (5.7% of the total pool).

DISTRIBUTION OF LTV RATIOS AT CUT-OFF DATE
--------------------------------------------------------------------------------
                                                                 PERCENTAGE OF
                                NUMBER OF      CUT-OFF DATE    AGGREGATE CUT-OFF
 RANGE OF LTV (%)             MORTGAGE LOANS      BALANCE        DATE BALANCE
================================================================================
46.43 - 54.99                        9          $86,985,660            9.7%
55.00 - 59.99                        5          133,580,027           15.0
60.00 - 64.99                        4           96,791,029           10.8
65.00 - 69.99                        7          128,238,785           14.4
70.00 - 74.99                       19          189,693,083           21.3
75.00 - 79.99                       21          240,875,732           27.0
80.00 - 82.77                        2           16,100,000            1.8
                                    --         ------------          -----
  TOTAL                             67         $892,264,316          100.0%
================================================================================

DISTRIBUTION OF MORTGAGE INTEREST RATE (%)
--------------------------------------------------------------------------------
                                                                 PERCENTAGE OF
                                 NUMBER OF     CUT-OFF DATE    AGGREGATE CUT-OFF
RANGE OF MORTGAGE RATES (%)   MORTGAGE LOANS      BALANCE        DATE BALANCE
================================================================================
4.200% - 4.500%                     13         $176,840,252           19.8%
4.501% - 5.000%                     25          282,721,776           31.7
5.001% - 5.500%                     18          259,610,402           29.1
5.501% - 6.060%                     11          173,091,887           19.4
                                    --         ------------          -----
TOTAL                               67         $892,264,316          100.0%
================================================================================

DISTRIBUTION OF REMAINING AMORTIZATION TERMS
--------------------------------------------------------------------------------
                                                                 PERCENTAGE OF
 RANGE OF REMAINING             NUMBER OF      CUT-OFF DATE    AGGREGATE CUT-OFF
 AMORTIZATION TERMS (MOS)    MORTGAGE LOANS       BALANCE        DATE BALANCE
================================================================================
Interest Only                       51         $574,127,000           64.3%
288 - 300                            4           88,426,125            9.9
325 - 359                           10          182,211,191           20.4
360 - 360                            2           47,500,000            5.3
                                    --         ------------          -----
  TOTAL                             67         $892,264,316          100.0%
================================================================================

DISTRIBUTION OF ORIGINAL TERMS TO MATURITY
--------------------------------------------------------------------------------
                                                                 PERCENTAGE OF
RANGE OF ORIGINAL TERMS TO       NUMBER OF     CUT-OFF DATE    AGGREGATE CUT-OFF
MATURITY (MOS)                MORTGAGE LOANS      BALANCE        DATE BALANCE
================================================================================
56 - 59                              1          $48,915,252            5.5%
60 - 60                             44          517,488,062           58.0
84 - 85                             22          325,861,002           36.5
                                    --         ------------          -----
  TOTAL                             67         $892,264,316          100.0%
================================================================================

DISTRIBUTION OF REMAINING TERMS TO MATURITY
--------------------------------------------------------------------------------
                                                                 PERCENTAGE OF
RANGE OF REMAINING TERMS TO      NUMBER OF     CUT-OFF DATE    AGGREGATE CUT-OFF
MATURITY (MOS)                MORTGAGE LOANS      BALANCE        DATE BALANCE
================================================================================
47 - 55                             24         $345,322,252           38.7%
56 - 60                             21          221,081,062           24.8
70 - 80                             11          223,247,628           25.0
81 - 84                             11          102,613,375           11.5
                                    --         ------------          -----
  TOTAL                             67         $892,264,316          100.0%
================================================================================

DISTRIBUTION OF PREPAYMENT PROVISIONS
--------------------------------------------------------------------------------
                                                                 PERCENTAGE OF
                                 NUMBER OF     CUT-OFF DATE    AGGREGATE CUT-OFF
PREPAYMENT PROVISIONS         MORTGAGE LOANS      BALANCE        DATE BALANCE
================================================================================
Defeasance                          54         $735,100,408           82.4%
Greater of YM or 1% of UPB          12          107,163,908           12.0
Yield Maintenance                    1           50,000,000            5.6
                                    --         ------------          -----
 TOTAL                              67         $892,264,316          100.0%
================================================================================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                             WATER TOWER PLACE LOAN

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                ORIGINAL                   CUT-OFF DATE
                                --------                   ------------

BALANCE:                        $56,500,000(1)             $56,039,776

SHADOW RATING:(2)               A-/A3 (Fitch/Moody's)

% OF POOL BY UPB:               6.3%

ORIGINATION DATE:               August 21, 2003

CO-ORIGINATORS:                 Archon Financial, L.P. (50%) Commerzbank
                                AG, New York Branch (50%)

COUPON:                         4.970%

INTEREST ACCRUAL:               Actual/360

ORIGINAL TERM:                  84 months

AMORTIZATION:                   360 months

OWNERSHIP INTEREST:             Fee Simple

PAYMENT DATE:                   1st of the month

MATURITY DATE:                  September 1, 2010

SPONSOR:                        The Rouse Company

BORROWER:                       Water Tower LLC

CALL PROTECTION/LOCKOUT:        Lockout/Defeasance only until 3 months
                                prior to maturity.

CUT-OFF DATE LOAN PSF(1):       $227

UP-FRONT RESERVES:              NAP

ONGOING/SPRINGING RESERVES(3):  Springing Reserves for Taxes, Insurance,
                                Capital Expenditures and TI/LC

CASH MANAGEMENT:                Hard Lockbox(4)

ADDITIONAL SECURED/             None permitted
MEZZANINE DEBT:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Anchored Retail

PROPERTY LOCATION:              Chicago, Illinois

OCCUPANCY:                      96.0% (Retail)/97.0% (Office)

OCCUPANCY AS OF DATE:           January 31, 2004

YEAR BUILT:                     1975

YEAR RENOVATED:                 2003

COLLATERAL:                     The collateral consists of a 727,883 SF
                                vertical shopping mall, a 697-space
                                parking facility and 93,841 SF of office space within a 9-floor and 74-floor development located in Chicago, Illinois.

PROPERTY MANAGEMENT:            Rouse Property Management, Inc.

APPRAISED VALUE:                $335,000,000

APPRAISAL VALUE DATE:           August 1, 2003

CUT-OFF DATE LTV(1):            55.66%

BALLOON LTV(1):                 49.65%

U/W NOI:                        $25,026,209

U/W NCF:                        $24,040,260

CURRENT ANNUAL DEBT
SERVICE(1):                     $12,069,366

U/W NOI DSCR(1):                2.07x

U/W NCF DSCR(1):                1.99x
--------------------------------------------------------------------------------


----------
(1) The $56,500,000 mortgage loan represents 2 pari passu notes in an $188,000,000 first mortgage loan in split loan structure comprised of 6 pari passu notes. Four (4) of such notes (2 with an original loan amount of $37,500,000 and 2 with an original loan amount of $28,250,000) are not included in the trust. All aggregate LTV, DSCR, debt service and loan PSF figures in this table are based on the total $188,000,000 financing.

(2) As indicated by the rating agencies based on their respective methodologies which may take into account the benefit of pooling.

(3)   See "Reserves" below.

(4)   See "Lockbox; Sweep of Excess Cash Flow" below.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

      The Loan. The largest loan (the "Water Tower Place Loan"), representing approximately 6.3% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, with principal balance as of the cut-off date of $56,039,776, is a 7-year balloon loan that has a maturity date of September 1, 2010, and provides for monthly payments of principal and interest based on a 30-year amortization schedule. The Water Tower Place Loan was jointly originated 50% by Archon Financial, L.P. and 50% by Commerzbank AG, New York Branch ("Commerzbank"), and the loan sellers on the Water Tower Place Loan are Goldman Sachs Mortgage Company and Commerzbank. The Water Tower Place Loan is secured by, among other things, a mortgage, assignment of rents and leases, security agreement and fixture filing encumbering the borrower's fee ownership interest in the Water Tower Place Property.

      The Water Tower Place Loan consists of 2 of 6 pari passu mortgage notes totaling $188,000,000. The other mortgage notes secured by the Water Tower Place Property are each pari passu in right of payment to the Water Tower Place Loan (such other notes are collectively referred to as the "Water Tower Place Companion Loans", and together with the Water Tower Place Loan, the "Water Tower Place Whole Loan"). Two (2) of the Water Tower Place Companion Loans each have an original principal balance of $37,500,000 and two of the Water Tower Place Companion Loans each have an original principal balance of $28,250,000 and each Water Tower Place Companion Loan has the same interest rate, maturity date and amortization term as the Water Tower Place Loan. Only the Water Tower Place Loan is included in the trust. The A-1 Note and A-2 Note were contributed to GMACCM 2003-C3 and the A-5 Note and A-6 Note are currently held by the originators but are expected to be included in a future securitization. The Water Tower Place Loan and the Water Tower Place Pari Passu Companion Loans (together, the "Water Tower Place Whole Loan") are governed by a intercreditor agreement and will be serviced pursuant to the terms of the GMACCM 2003-C3 pooling and servicing agreement, as described in the prospectus supplement under "Description of the Mortgage Pool--The Non-Serviced Loans" and "The Pooling Agreement - Servicing of the Non-Serviced Loans."

      The Borrower. The borrower under the Water Tower Place Loan, Water Tower LLC, is a Delaware limited liability company that is a special purpose entity sponsored by The Rouse Company (rated "Baa3/BBB" by Moody's and S&P, respectively) which is a partner in the joint venture that owns the borrower along with RREEF, which is the fund manager for 45% of the joint venture.

      The Property. The property securing the Water Tower Place Loan (the "Water Tower Place Property") consists of the retail, office and parking portions of an approximately 3.1 million square foot, 74-story and 9-story mixed-use complex known as Water Tower Place located on the North Michigan Avenue in Chicago, Illinois. The collateral consists of (i) an approximately 727,883 square foot vertical shopping mall anchored by Marshall Field's and Lord & Taylor and located on levels 1 through 8 of the structures, (ii) a 697-space parking facility on four sub-grade levels, and (iii) approximately 93,841 NRSF of office space located on the ninth level. The 74-story tower also includes a 22-story Ritz-Carlton Hotel with 435 rooms and a 40-story residential condominium tower, neither of which are part of the collateral.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

      Major Tenant Summary. The following table shows certain information regarding the ten largest retail tenants of the Water Tower Place Property:

    TEN LARGEST RETAIL TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)

                                                                                  % OF TOTAL
                            CREDIT RATING                  % OF      ANNUALIZED   ANNUALIZED    ANNUALIZED
                           (FITCH/MOODY'S/    TENANT      TOTAL      U/W BASE     U/W BASE      U/W BASE              LEASE
        TENANT                 S&P)(2)         NRSF        NRSF         RENT        RENT(3)    RENT (PSF)(4)        EXPIRATION
-----------------------    ---------------    -------     ------     ----------   ----------   -------------   ---------------------
Marshall Field's               A/A2/A+        288,802      39.7%     $2,901,241      15.2%        $10.05       1/31/2011
Lord & Taylor               BBB+/Baa1/BBB+    138,241      19.0       1,091,884       5.7           7.90       12/31/2010
The Gap                      BB-/Ba3/BB+       15,947       2.2         995,961       5.2          62.45       6/30/2005, 4/30/2006
Abercrombie & Fitch            NR/NR/NR        16,507       2.3         756,095       4.0          45.80       12/31/2008, 6/30/2010
The Limited                  NR/Baa1/BBB+      16,041       2.2         701,805       3.7          43.75       1/31/2005, 1/31/2006
Express                      NR/Baa1/BBB+      10,909       1.5         604,217       3.2          55.39       1/31/2006, 1/31/2013
Banana Republic              BB-/Ba3/BB+        7,393       1.0         586,251       3.1          79.30       2/28/2005
Foodlife                       NR/NR/NR        24,278       3.3         583,110       3.1          24.02       4/30/2008, 2/29/2004
Victoria's Secret            NR/Baa1/BBB+      10,661       1.5         534,840       2.8          50.17       1/31/2007, 1/31/2011
Structure (Express Men)      NR/Baa1/BBB+      10,661       1.5         396,056       2.1          37.15       1/31/2006
                                              -------     -----     -----------     -----
TOTAL/AVERAGE:                                539,440      74.1%     $9,151,460      47.9%        $16.96
                                              =======     =====     ===========     =====
Remaining Tenants                             159,008      28.8       9,943,588      52.1          62.54
Vacant                                         29,435       4.0               0       0.0           0.00
                                              -------     -----     -----------     -----
TOTAL/AVERAGE ALL TENANTS                     727,883     100.0%    $19,095,048     100.0%        $26.23
                                              =======     =====     ===========     =====

----------
(1)   Annualized U/W Base Rent excludes vacant space.

(2) Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)   Percentages based on total retail space Annualized U/W Base Rent.

(4) For those tenants with multiple leases, the Annual U/W Base Rent PSF is a weighted average calculation under the leases.

      The largest office tenant by annualized underwritten base rent is WT Surgicenter, occupying approximately 18,675 SF, with rent of $767,340, representing approximately 3.4% of the total annualized underwritten base rent. WT Surgicenter is an Illinois state licensed facility specializing in outpatient surgery. No other office tenant accounts for more than 0.9% of the annualized underwritten base rent.

      Lease Expiration. The following table shows the lease expiration schedule for the mall shop space at the Water Tower Place Property:

                          LEASE EXPIRATION SCHEDULE(1)

                                                    CUMULATIVE                     APPROXIMATE %
  YEAR ENDING             EXPIRING       % OF       % OF TOTAL   ANNUALIZED U/W    OF TOTAL U/W    ANNUALIZED U/W
  DECEMBER 31,             (NRSF)     TOTAL NRSF       NRSF         BASE RENT        BASE RENT     BASE RENT PSF
----------------          --------    ----------    ----------   --------------    ------------    --------------
2004                       12,967         1.8%          1.8%      $  1,096,809           5.7%         $ 84.58
2005                       29,512         4.1           5.8%         1,728,858           9.1          $ 58.58
2006                       34,927         4.8          10.6%         1,807,210           9.5          $ 51.74
2007                       25,403         3.5          14.1%         1,368,375           7.2          $ 53.87
2008                       45,787         6.3          20.4%         1,442,351           7.6          $ 31.50
2009                       12,462         1.7          22.1%           794,660           4.2          $ 63.77
2010                      174,697        24.0          46.1%         3,327,199          17.4          $ 19.05
2011                      306,714        42.1          88.3%         4,124,397          21.6          $ 13.45
2012                       19,557         2.7          91.0%         1,420,455           7.4          $ 72.63
2013                       13,847         1.9          92.9%           870,815           4.6          $ 62.89
2014                       12,181         1.7          94.5%           750,129           3.9          $ 61.58
2015 & Thereafter          10,394         1.4          96.0%           363,790           1.9          $ 35.00
Vacant                     29,435         4.0         100.0%                 0           0.0          $  0.00
                          -------       -----                     ------------         -----
TOTAL/AVERAGE:            727,883       100.0%                    $ 19,095,048         100.0%         $ 26.23
                          =======       =====                     ============         =====

----------
(1)   Annualized U/W Base Rent excludes vacant space.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

 ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

      Reserves. Springing reserves for taxes, insurance, capital expenditures and tenant improvements and leasing commissions are required monthly during at any time the net operating income debt-service coverage ratio for the prior 12-month period, measured as of the last day of each fiscal quarter, is less than 1.50x until the net operating income debt-service coverage ratio for the prior 12-month period, measured as of the last day of each fiscal quarter, is at least equal to 1.50x for two consecutive 12-month periods (a "Water Tower Place Cash Trap Period"). Upon the occurrence of a Water Tower Place Cash Trap Period, the borrower is required to deposit monthly (1) an amount equal to 1/12 of upcoming annual real estate taxes and annual insurance premiums into a tax and insurance escrow account, (2) an amount of $25,000 into a tenant improvement and leasing commission reserve account and (3) an amount of $14,000 in the capital expenditures reserve account.

      With respect to the lease with Drury Lane Productions, Inc., the borrower will be the beneficiary of a letter of credit in the amount of $1,750,000 delivered by the tenant to secure unfunded tenant improvement obligations. Under the terms of the loan agreement, the borrower is required to pledge such letter of credit as additional collateral for the Water Tower Place Whole Loan prior to making any payment to the tenant in respect of tenant improvements. The borrower is required to deposit all proceeds of the letter of credit into the tenant improvement and leasing commission reserve unless the DCSR at such time is greater than 2.00x. At least $1,000,000 of such letter of credit proceeds are required to be used in connection with the retenanting of the space currently leased by Drury Lane Productions, Inc.

      Guaranty. In connection with the origination of the Water Tower Place Loan, The Rouse Company delivered a guarantee in favor of the lender with respect to the borrower's obligations to (1) complete certain repairs and tenant improvements with an estimated cost of $7,795,000, including an estimated $4,300,000 for remediation of bowed marble panels at the Water Tower Place Property and an estimated $1,750,000 for tenant improvements at the Drury Lane Theaters and (2) indemnification and reimbursement for any violation of a reciprocal easement agreement. The sellers have been informed by the borrower that the borrower may be in violation of the reciprocal easement agreement as a result of the closure of the automobile access to the hotel after September 11, 2001 through and under the Water Tower Place Property in light of security concerns, however, the sellers have no knowledge that the hotel has taken any legal actions to enforce its rights.

      Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance and insurance coverage for terrorism and acts of terrorism. The terrorism coverage is required in an amount equal to the greater of (x) the original principal amount of the Water Tower Place Loan and (y) the maximum amount of terrorism coverage available for a premium of $300,000 (subject to an increase of 5% per year), provided that (a) the borrower is not required to maintain terrorism coverage in an amount greater than the insurable value of the Water Tower Place Property plus related business interruption coverage and (b) if the premium for the required terrorism coverage would exceed 150% of the premium limit described in clause (y) above, the borrower is only required to purchase the greatest amount of terrorism coverage that may be obtained for 150% of such premium.

      Lockbox; Sweep of Excess Cash Flow. At origination, the borrower was required to establish a sweep account controlled by the lender and to direct all tenants to make payments directly to such sweep account. Funds in the sweep account are transferred to a lender controlled cash management account on each business day. So long as no Water Tower Place Cash Trap Period exists, funds are swept daily from a cash management account to the borrower. After the occurrence and during the continuation of a Water Tower Place Cash Trap Period, provided no event of default exists under the loan documents, all funds in excess of certain required reserve amounts and the monthly debt service payment will be released daily to the borrower.

      Mezzanine Loan: None permitted.

      Additional Debt: None permitted except trade payables in an amount less than 3% of the loan amount for the Water Tower Place Whole Loan and ordinary course contractual indemnity obligations.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

      Permitted Transfers. Transfers of 50% or more of the borrower's equity interests are permitted so long as such transfer is to (a) its sponsor, (b) a bank, savings and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension fund or pension advisory, mutual fund, government entity or plan, real estate company, investment fund or an institution substantially similar to any of the foregoing, provided in each case such entity meets certain minimum net worth requirements and is regularly engaged in the business of owning interests (either directly or through funds under management) in regional malls, or (c) any other entity with respect to which a rating confirmation is received. In addition, under certain circumstances specified in the loan documents, up to 53% of the equity interest in the borrower may be held by an entity other than the sponsor without constituting a prohibited change of control.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                               FOOTHILLS MALL LOAN

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                  ORIGINAL                 CUT-OFF DATE
                                  --------                 ------------

BALANCE: (1)                      $54,750,000              $54,750,000

% OF POOL BY UPB:                 6.1%

ORIGINATION DATE:                 October 30, 2003

ORIGINATOR:                       Archon Financial, L.P.

COUPON:                           5.09%

INTEREST ACCRUAL:                 Actual / 360

ORIGINAL TERM:                    60 months

AMORTIZATION:                     Interest-only

OWNERSHIP INTEREST:               Fee simple

PAYMENT DATE:                     1st of the month

MATURITY DATE:                    November 1, 2008

SPONSOR:                          Larry Feldman

BORROWER:                         Foothills Mall LLC

CALL PROTECTION/LOCKOUT:          Lockout/Defeasance only until 3 months prior
                                  to maturity.

CUT-OFF DATE LOAN PSF:            $109(2)

UP-FRONT RESERVES:                Tax: $107,529; Insurance: $101,211; Deferred
                                  Maintenance: $87,450; Replacement Reserve:
                                  $10,476; TI/LC: $37,779; Leasing Escrow:
                                  $3,907,142(3)

ONGOING / SPRINGING RESERVES:     Ongoing Tax, Insurance, Replacement Reserves,
                                  TI/LC(3)

CASH MANAGEMENT:                  None required

ADDITIONAL SECURED / MEZZANINE    $6,450,000 original mezzanine loan(4)
DEBT:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Single Asset

PROPERTY TYPE:                    Anchored Retail

PROPERTY LOCATION:                Tucson, Arizona

OCCUPANCY:                        92.3%

OCCUPANCY AS OF DATE:             December 31, 2003

YEAR BUILT:                       1982

YEAR RENOVATED:                   1997, 2000

COLLATERAL:                       The collateral consists of a
                                  newly-redeveloped shopping mall containing
                                  484,009 sf with 16,300 SF of additional space currently under construction. The subject is anchored by Loews/Cineplex Odeon-15, Linens 'N
                                  Things, and Barnes & Noble Booksellers.

PROPERTY MANAGEMENT:              Feldman Equities Management LLC

APPRAISED VALUE(5):               $68,000,000

APPRAISAL VALUE DATE:             October 24, 2003

CUT-OFF DATE LTV: (1)             75.37%

BALLOON LTV: (6)                  69.30%

U/W NOI:                          $5,550,654

U/W NCF:                          $5,036,066

CURRENT ANNUAL DEBT SERVICE: (1)  $2,644,856

U/W NOI DSCR: (1)                 2.10x

U/W NCF DSCR: (1)                 1.90x
--------------------------------------------------------------------------------

----------
(1) The principal balance includes a $3,500,000 earnout as described under "Earnout" below. The Cut-off Date LTV, DSCR, debt service and loan PSF figures in this table are net of the earnout.

(2)   Based on the "As Stabilized" square foot amount of 500,309.

(3)   See "Reserves" below.

(4)   See "Mezzanine Loan" below.

(5) Represents the "As Is" appraised value; the "Stabilized" appraised value is $79,000,000 assuming completion of additional construction.

(6)   Based on the "Stabilized" appraised value.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

      The Loan. The second largest loan (the "Foothills Mall Loan"), representing approximately 6.1% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, with a principal balance as of the cut-off date of $54,750,000, is a 5-year interest-only loan that has a maturity date of November 1, 2008 and provides for monthly interest payments. The Foothills Mall Loan is secured by, among other things, a deed of trust, assignment of rents, security agreement and fixture filing encumbering the borrower's fee ownership interest in the Foothills Mall Property.

      The Borrower. The borrower under the Foothills Mall Property, Foothills Mall LLC, is a Delaware limited liability company that is a special purpose entity sponsored by Larry Feldman.

      The Property. The Foothills Mall property (the "Foothills Mall Property"), located in Tucson, Arizona, is a 484,009 sq. ft. retail center with 16,300 sq. ft. of additional space currently under construction. There is approximately 476,967 sq. ft. of retail space and 23,342 sq. ft. of office space. The property is anchored by Loews/Cineplex Odeon-15, Linens 'N Things, and Barnes & Noble Booksellers. Other national tenants in occupancy include Dress Barn Outlet, Famous Footwear Outlet, Nike Factory Store, Ross Dress for Less, Saks Off Fifth Avenue Outlet, and Toni & Guy.

      Major Tenant Summary. The following table shows certain information regarding the top ten largest retail tenants of the Foothills Malls Property :

    TEN LARGEST RETAIL TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)

                                                                                         % OF TOTAL
                                   CREDIT RATING                % OF      ANNUALIZED      ANNUALIZED   ANNUALIZED
                                  (FITCH/MOODY'S    TENANT      TOTAL      U/W BASE       U/W BASE      U/W BASE       LEASE
           TENANT                    /S&P) (2)       NRSF      NRSF(3)      RENT(4)        RENT(3)     RENT (PSF)    EXPIRATION
-------------------------------   --------------    ------     -------    -----------    -----------   ----------    ----------
Loews / Cineplex Odeon - 15          NR/NR/NR       77,284      15.4%    $  1,172,398       18.3%        $ 15.17      11/1/2017
Linens 'N Things                     NR/NR/NR       41,480       8.3          414,800        6.5         $ 10.00       2/1/2013
South Dakota Assoc. of the Deaf      NR/NR/NR       20,357       4.1          407,140        6.3         $ 20.00      12/1/2008
Barnes & Noble Booksellers           NR/Ba2/BB      40,472       8.1          353,486        5.5         $  8.73       2/1/2012
Ross Dress For Less                  NR/NR/BBB      30,056       6.0          330,616        5.2         $ 11.00       2/1/2008
Saks Off 5th Avenue Outlet           BB/Ba3/BB      28,000       5.6          252,000        3.9         $  9.00      11/1/2011
Famous Footwear Outlet               NR/NR/NR       10,000       2.0          175,000        2.7         $ 17.50      12/1/2013
Nike Factory Store                    NR/A2/A       16,300       3.3          171,150        2.7         $ 10.50      12/1/2007
Keatons & Co. (Old Pueblo Grill
   Norte Restaurant)                 NR/NR/NR        7,765       1.6          155,300        2.4         $ 20.00      11/1/2013
Dress Barn Outlet                    NR/NR/NR        9,397       1.9          150,352        2.3         $ 16.00       7/1/2007
                                                   -------     -----     ------------      -----
TOTAL/AVERAGE:                                     281,111      56.2%    $  3,582,243       55.9%        $ 12.74
                                                   =======     =====     ============      =====
Remaining Tenants                                  174,995      35.0%       2,830,597       44.1         $ 16.18
Vacant                                              44,203       8.8%               0        0.0         $  0.00
                                                   -------     -----     ------------      -----
TOTAL/AVERAGE ALL TENANTS                          500,309     100.0%    $  6,412,840      100.0%        $ 12.82
                                                   =======     =====     ============      =====

----------
(1)   Annualized U/W Base Rent excludes vacant space.

(2) Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3) Based on the "stabilized" total of 500,309 SF, which includes 16,300 SF currently under construction.

(4) Includes U/W Base Rent of $246,725 from leased space currently under construction.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

      Lease Expiration. The following table shows the lease expiration schedule for the Foothills Mall property:

                          LEASE EXPIRATION SCHEDULE(1)

                                                                                           APPROXIMATE % OF     ANNUALIZED
   YEAR ENDING              EXPIRING          % OF      CUMULATIVE % OF   ANNUALIZED U/W    TOTAL U/W BASE    U/W BASE RENT
   DECEMBER 31,           (SF)(2)(3)(4)    TOTAL NRSF      TOTAL NRSF      BASE RENT(5)          RENT              PSF
------------------        -------------    ----------   ---------------   --------------   ----------------   -------------
2004                          46,275           9.2%            9.2%        $   455,107            7.1%           $  9.83
2005                          13,854           2.8            12.0%            285,697            4.5            $ 20.62
2006                          14,136           2.8            14.8%            248,077            3.9            $ 17.55
2007                          48,928           9.8            24.6%            766,721           12.0            $ 15.67
2008                          71,081          14.2            38.8%          1,013,227           15.8            $ 14.25
2009                          17,857           3.6            42.4%            303,350            4.7            $ 16.99
2010                               0           0.0            42.4%                  0            0.0            $  0.00
2011                          40,993           8.2            50.6%            531,598            8.3            $ 12.97
2012                          43,565           8.7            59.3%            437,212            6.8            $ 10.04
2013                          64,908          13.0            72.3%            869,236           13.6            $ 13.39
2014                           4,675           0.9            73.2%            121,375            1.9            $ 25.96
2015 & Thereafter             89,834          18.0            91.2%          1,381,240           21.5            $ 15.38
Vacant                        44,203           8.8           100.0%                  0            0.0            $  0.00
                             -------         -----                         -----------          -----
           TOTAL/AVERAGE:    500,309         100.0%                        $ 6,412,840          100.0%           $ 12.82
                             =======         =====                         ===========          =====

----------
(1) Annualized U/W Base Rent excludes vacant space and tenants paying rent on a percentage basis.

(2)   Total Expiring SF is based on the "Stabilized" 500,309 SF.

(3) For year ending December 31, 2004, expiring SF includes 11 tenants (32,624 SF and $214,783 Annualized U/W Base Rent) that are leased on a month to month basis.

(4)   Vacancy includes 6,755 SF of the 16,300 SF now under construction.

(5) Includes U/W Base Rent of $246,725 from leased space currently under construction.

      Reserves. At origination $3,907,142 was funded to a leasing escrow as follows: (1) $3,700,000 to secure the renovation of the Loews Theatre suite as provided in the Loews lease amendment, (2) $113,825 for 3 months rent abatement and $75,000 in tenant improvements for Old Pueblo Grill Norte Restaurant, (3) $93,317 for 6 months rent abatement and $50,000 in tenant improvements for Melting Pot Restaurant. These amounts will be released to the borrower upon compliance with the leases and/or the tenant certifies it is in occupancy of all space under the lease. Additionally, the borrower is required to deposit monthly
(1) an amount equal to 1/12 of upcoming annual real estate taxes and annual insurance premiums into a tax and insurance escrow account, (2) in the first loan year, an amount of 1/12 of $125,712 into a replacement reserve account, increasing annually to 1/12 of 102.5% of the previous required annual amount and
(3) an initial amount of 1/12 of $453,353 into a rollover reserve account replacement reserve account, increasing annually to 1/12 of 102.5% of the previous required annual amount.

      The Earnout. The Foothills Mall Loan includes a funded earnout amount of $3,500,000. All or a portion of the earnout may be released within 24 months of the origination date if the loan-to value ratio of the Foothills Mall Loan is less than 80% (based upon a new appraisal), the actual debt service coverage ratio is at least equal to 1.25x and the stressed debt service coverage ratio is at least equal to 1.05x. For purposes of determining the stressed debt service coverage ratio, the calculated net cash flow is divided by an assumed loan payment utilizing a stressed rate constant of 10.01% multiplied by the outstanding loan balance.

      Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance with coverage for terrorism and acts of terrorism.

      Lockbox; Sweep of Excess Cash Flow. None required.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

      Mezzanine Loan. The ownership interests in the borrower have been pledged to secure a mezzanine loan with an original outstanding principal balance $6,450,000 from Massachusetts Mutual Life Insurance Company. The mezzanine loan was originated on November 12, 2003 and is a fully-amortizing 5-year loan. The mezzanine lender has entered into an intercreditor agreement with the mortgagee that provides that the mezzanine loan is subordinated to the Foothills Mall Loan and gives the mezzanine lender certain cure rights and the right to purchase the Foothills Mall Loan after default.

      Additional Debt. None permitted except trade payables in an amount less than 5% of the loan amount for the Foothills Mall Loan and financing leases and purchase money debt.

      Permitted Transfers. Transfers of the direct or indirect ownership interests in the borrower are permitted without the consent of the lender if there is no change of control of the borrower or its sole member and (1) no single transfer results in the proposed transferor or its affiliates or family members owning, directly or indirectly, more than 49% of the borrower and (2) no more than 49% of the ownership interests of the borrower are transferred in the aggregate; provided that transfers among the direct or indirect owners of the borrower as of the origination date of the Foothills Mall Loan are permitted. Additionally, certain transfers are permitted for estate planning purposes.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                            ONE BRIARLAKE PLAZA LOAN

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                 ORIGINAL               CUT-OFF DATE
                                 --------               ------------

BALANCE:                         $50,000,000            $50,000,000

% OF POOL BY UPB:                5.6%

ORIGINATION DATE:                October 8, 2003

ORIGINATOR:                      Archon Financial, L.P.

COUPON:                          5.395%

INTEREST ACCRUAL:                Actual / 360

ORIGINAL TERM:                   84 months

AMORTIZATION:                    Interest-only

OWNERSHIP INTEREST:              Fee simple

PAYMENT DATE:                    1st of the month

MATURITY DATE:                   November 1, 2010

SPONSOR:                         Crescent Real Estate Equities, Ltd. and
                                 JPMorgan Investment Management

BORROWER:                        Crescent One Briarlake Plaza, L.P

CALL PROTECTION/LOCKOUT:         Prepayable at the first payment date
                                 following the second anniversary of the
                                 securitization closing date with payment of yield maintenance. Freely prepayable 6 months prior to maturity.

CUT-OFF DATE LOAN PSF:           $100

UP-FRONT RESERVES:               Tax: $1,533,751; TI/LC: $1,071,710


ONGOING/SPRINGING RESERVES:      Ongoing Taxes; Springing reserves for
                                 Insurance, Replacements and TI/LC(1)

CASH MANAGEMENT:                 Hard Lockbox(2)

ADDITIONAL SECURED /             None permitted
MEZZANINE DEBT:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Office

PROPERTY LOCATION:               Houston, Texas

OCCUPANCY:                       92.4%

CCUPANCY AS OF DATE:             December 31, 2003

YEAR BUILT:                      2000

YEAR RENOVATED:                  NAP

COLLATERAL:                      The collateral consists of a 502,410
                                 square feet of net rentable area of a
                                 20-story Class A office building and a
                                 7-level attached parking garage on a
                                 9.3-acre parcel of land located in
                                 Houston, Texas.

PROPERTY MANAGEMENT:             Crescent

APPRAISED VALUE:                 $74,000,000

APPRAISAL VALUE DATE:            September 22, 2003

CUT-OFF DATE LTV:                67.57%

BALLOON LTV:                     67.57%

U/W NOI:                         $6,228,856

U/W NCF:                         $5,804,767

CURRENT ANNUAL DEBT SERVICE:     $2,734,965

U/W NOI DSCR:                    2.28x

U/W NCF DSCR:                    2.12x
--------------------------------------------------------------------------------

----------
(1)   See "Reserves" below.

(2)   See "Lockbox; Sweep of Excess Cash Flow" below.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

      The Loan. The third largest loan (the "One Briarlake Plaza Loan"), representing approximately 5.6% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, with a principal balance as of the cut-off date of $50,000,000, is a 7-year interest-only loan that has a maturity date of November 1, 2010, and provides for monthly payments of interest. The One Briarlake Plaza Loan is secured by, among other things, a deed of trust, assignment of rents and leases, security agreement and fixture filing encumbering the borrower's fee ownership interest in the One Briarlake Plaza Property.

      The Borrower. The borrower under the Briarlake Plaza Loan, Crescent One Briarlake Plaza, L.P., is a Delaware limited partnership that is a special purpose entity sponsored by JP Morgan Investment Management (70% owner) and Crescent Real Estate Equities, Ltd. (30% owner).

      The Property. The One Briarlake Plaza property (the "One Briarlake Plaza Property") is a 502,410 sq. ft. Class A office property located in Houston, Texas. One Briarlake Plaza consists of a 20-story multi-tenant Class A office building containing 502,410 square feet of net rentable area and a 7-level attached parking garage on a 9.3-acre parcel of land. The building is located in the Westchase area, approximately 12 miles west of Houston's CBD.

      Major Tenant Summary. The following table shows certain information regarding the top ten largest office tenants of the One Briarlake Plaza
Property:

    TEN LARGEST OFFICE TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)

                                                                                      % OF TOTAL
                           CREDIT RATING                                              ANNUALIZED   ANNUALIZED U/W
                          (FITCH/MOODY'S/                  % OF       ANNUALIZED U/W   U/W BASE      BASE RENT
         TENANT               S&P)(2)      TENANT NRSF   TOTAL NRSF     BASE RENT       RENT(3)       (PSF)(4)     LEASE EXPIRATION
------------------------  ---------------  -----------   ----------   --------------  ----------   --------------  -----------------
EOTT                         NR/NR/NR          50,208      10.0%       $ 1,230,096        11.3%       $ 24.50           12/1/2006
Gallagher Healthcare         NR/NR/NR          51,730      10.3          1,054,104         9.7        $ 20.38           10/1/2012
Halliburton / Magic         NR/Baa2/BBB        32,163       6.4            835,413         7.7        $ 25.97           7/1/2007
Zurich Amer. Invest          NR/NR/A+          34,406       6.8            739,729         6.8        $ 21.50           8/1/2012
Microsoft                    NR/Aa2/AA         32,072       6.4            673,512         6.2        $ 21.00           6/1/2009
Structure Consulting         NR/NR/NR          25,865       5.1            653,820         6.0        $ 25.28           8/1/2008
Haynes Whaley                NR/NR/NR          25,865       5.1            594,895         5.5        $ 23.00           9/1/2011
Datavox                      NR/NR/NR          26,080       5.2            562,845         5.2        $ 21.58      8/1/2012 9/1/2012
Unumprovident Corp        BBB-/Baa3/BBB-       17,342       3.5            499,450         4.6        $ 28.80           8/1/2008
R&B Falcon                 BBB+/Baa2/A-        24,904       5.0            498,080         4.6        $ 20.00           7/1/2013
                                              -------     -----        -----------       -----
TOTAL/AVERAGE:                                320,635      63.8%       $ 7,341,944        67.7%       $ 22.90
                                              =======     =====        ===========       =====
Remaining Tenants                             143,595      28.6          3,499,820        32.3        $ 24.37
Vacant                                         38,180       7.6                  0         0.0        $  0.00
                                              -------     -----        -----------       -----
TOTAL/AVERAGE ALL TENANTS                     502,410     100.0%       $10,841,764       100.0%       $ 21.58
                                              =======     =====        ===========       =====

----------
(1)   Annualized U/W Base Rent excludes vacant space.

(2) Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)   Percentages based on annualized underwritten rent for all tenants.

(4) For those tenants with multiple leases the Annual U/W Base Rent PSF is a weighted average calculation under the leases.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

      Lease Expiration. The following table shows the lease expiration schedule for the One Briarlake Plaza property:

                          LEASE EXPIRATION SCHEDULE(1)

                                                                                               APPROXIMATE % OF
     YEAR ENDING                   EXPIRING       % OF      CUMULATIVE % OF   ANNUALIZED U/W     TOTAL U/W BASE   ANNUALIZED U/W
     DECEMBER 31,                   (NRSF)     TOTAL NRSF     TOTAL NRSF        BASE RENT            RENT         BASE RENT PSF
------------------------           --------    ----------   ---------------   --------------   ----------------   --------------
2004                                 4,172         0.8%           0.8%         $    100,128           0.9%           $ 24.00
2005                                38,959         7.8            8.6%            1,009,864           9.3            $ 25.92
2006                                55,264        11.0           19.6%            1,369,784          12.6            $ 24.79
2007                                48,469         9.6           29.2%            1,222,945          11.3            $ 25.23
2008                                94,000        18.7           47.9%            2,350,733          21.7            $ 25.01
2009                                42,533         8.5           56.4%              893,193           8.2            $ 21.00
2010                                     0         0.0           56.4%                    0           0.0            $  0.00
2011                                43,713         8.7           65.1%            1,040,359           9.6            $ 23.80
2012                               112,216        22.3           87.4%            2,356,678          21.7            $ 21.00
2013                                24,904         5.0           92.4%              498,080           4.6            $ 20.00
2014                                     0         0.0           92.4%                    0           0.0            $  0.00
2015 & Thereafter                        0         0.0           92.4%                    0           0.0            $  0.00
Vacant                              38,180         7.6          100.0%                    0           0.0            $  0.00
                                   -------       ------                        ------------         ------
             TOTAL/AVERAGE:        502,410       100.0%                        $ 10,841,764         100.0%           $ 21.58
                                   =======       ======                        ============         ======

----------
(1)   Annualized U/W Base Rent excludes vacant space.

      Reserves. Springing reserves for replacements, tenant improvements and leasing commissions are required monthly at any time the net operating income is less than 75% of $6,084,049 for 2 consecutive quarters, measured as of the last day of each fiscal quarter for the prior 12-month period until net operating income is at least 80% of $6,084,049 for 3 consecutive quarters, measured as of the last day of each fiscal quarter for the prior 12-month period (a "One Briarlake Plaza Cash Trap Period"). Upon the occurrence of a Briarlake Cash Trap Period, the borrower is required to deposit monthly (1) an amount equal to 1/12 of upcoming annual insurance premiums into an insurance escrow account, (2) an amount of $158,333 into a tenant improvement and leasing commission reserve account, (3) an amount equal to 1/12 of the product of (a) $0.20 and (b) the aggregate number of rentable square feet of the One Briarlake Plaza Property into a replacement reserve account and (4) an amount equal to the amount required such that the amount on deposit in the replacement reserve account is equal to the amount of budgeted capital expenditures for that month. Additionally, the borrower is required to deposit monthly an amount equal to 1/12 of upcoming annual real estate taxes into a tax escrow account.

      Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance and coverage for terrorism and acts of terrorism in an amount not less than $50,000,000; provided that the borrower is only required to maintain terrorism insurance if such coverage (A) is then being obtained by prudent owners of similar real estate, or (B) is otherwise available for an annual premium that is less or equal to $900,000.

      Lockbox; Sweep of Excess Cash Flow. At origination, the borrower was required to establish a sweep account controlled by the lender and to direct all tenants to make payments directly to such sweep account. Funds in the sweep account are transferred to a lender controlled cash management account on each business day. So long as no One Briarlake Plaza Cash Trap Period exists and sufficient money is on deposit in the cash management account to pay the monthly debt service payment and the required deposit to the tax reserve account, funds are swept daily from a cash management account to the borrower. After the occurrence and during the continuation of a One Briarlake Plaza Cash Trap Period, all amounts in the cash management account after payment of the monthly debt service payment and all required reserves will be deposited in a cash trap reserve and held as additional collateral for the One Briarlake Plaza Loan until no One Briarlake Plaza Cash Trap Period exists.

      Mezzanine Loan. None permitted.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

      Additional Debt. None permitted except trade payables in an amount less than 3% of the loan amount for the One Briarlake Plaza Loan and financing leases and purchase money debt.

      Permitted Transfers. The borrower is permitted to transfer 50% or more of its equity interests so long as such transfer is to (a) its sponsor, (b) any pension fund or investment fund managed or advised by J.P. Morgan Investment Management Inc. and/or another subsidiary of J.P. Morgan Chase & Co. (c) a bank, savings and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension fund or pension advisory, mutual fund, government entity or plan, real estate company, investment fund or an institution substantially similar to any of the foregoing, provided in each case such entity meets certain minimum net worth requirements and is regularly engaged in the business of owning office properties in major metropolitan area, or (c) any other entity with respect to which a rating confirmation is received.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                               DDR PORTFOLIO LOAN

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                 ORIGINAL               CUT-OFF DATE
                                 --------               ------------

BALANCE:                          $50,000,000(1)        $48,915,252

SHADOW RATING:(2)                 AA/A3 (Fitch/Moody's)

% OF POOL BY UPB:                 5.5%

ORIGINATION DATE:                 March 25, 2003

ORIGINATOR:                       Archon Financial, L.P.

COUPON:                           4.410%

INTEREST ACCRUAL:                 Actual/360

ORIGINAL TERM:                    59 months

AMORTIZATION:                     300 months

OWNERSHIP INTEREST:               Fee Simple

PAYMENT DATE:                     1st of the month

MATURITY DATE:                    March 1, 2008

SPONSOR:                          Developers Diversified Realty
                                  Corporation ("DDR")

BORROWERS:                        Ten individual Delaware limited
                                  liability companies.

CALL PROTECTION/LOCKOUT:          Lockout/Defeasance only until 90 days
                                  prior to maturity.

CUT-OFF DATE LOAN PSF(1):         $50

UP-FRONT RESERVES:                None

ONGOING/SPRINGING RESERVES:       Springing reserves for Taxes, Insurance,
                                  TI/LC, and Replacement Reserves(3)

CASH MANAGEMENT:                  Hard Lockbox(4)

ADDITIONAL SECURED/ MEZZANINE     None permitted
DEBT:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:           Portfolio

PROPERTY TYPE:                    Anchored Retail

PROPERTY LOCATION:                Various

OCCUPANCY:                        92.9%

OCCUPANCY AS OF DATE:             January 21, 2004

YEARS BUILT:                      1988-2000

YEAR RENOVATED:                   1995-2003

COLLATERAL:                       The DDR portfolio consists of 10
                                  anchored retail centers located in eight states. Comprised in the aggregate of 2,907,608 square feet, 1,097,738 is anchor space and 1,809,870 is in-line
                                  space.  The portfolio's tenant mix
                                  includes anchor tenants such as
                                  Wal-Mart, Sam's Wholesale, Bed Bath &
                                  Beyond, Old Navy, and Winn Dixie Stores.

PROPERTY MANAGEMENT:              Developers Diversified Realty
                                  Corporation, an affiliate of the
                                  borrowers

APPRAISED VALUE:                  $248,800,000

APPRAISAL VALUE DATES:            January 22, 2003 - November 1, 2003

CUT-OFF DATE LTV(1)               58.98%

BALLOON LTV(1)                    53.23%

U/W NOI:                          $23,268,583

U/W NCF:                          $21,777,363

CURRENT ANNUAL DEBT SERVICE:      $9,913,256

U/W NOI DSCR(1)                   2.35x

U/W NCF DSCR(1)                   2.20x
--------------------------------------------------------------------------------

----------
(1) The $50,000,000 mortgage loan represents 1 pari passu note in a $150,000,000 first mortgage loan split loan structure comprised of 3 pari passu notes. Two (2) of such notes (each with an original amount of $50,000,000) are not included in the trust. All aggregate LTV, DSCR, debt service and loan PSF figures in this table are based on the total $150,000,000 financing.

(2) As indicated by the rating agencies based on their respective methodologies which may take into account the benefit of pooling.

(3)   See "Reserves" below.

(4)   See "Lockbox; Sweep of Excess Cash Flow" below.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

      The Loan. The fourth largest loan (the "DDR Portfolio Loan"), representing approximately 5.5% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, with a principal balance as of the cut-off date of $48,915,252 is an approximately 5-year balloon loan that has a maturity date of March 1, 2008, and provides for monthly payments of principal and interest based on a 25-year amortization schedule. The DDR Portfolio Loan is secured by a mortgage, assignment of rents and leases, security agreement and fixture filings encumbering the borrowers' fee ownership interest in 10 shopping centers.

      The DDR Portfolio Loan consists of 1 of 3 pari passu mortgage notes totaling $150,000,000. The other mortgage notes secured by the DDR Portfolio Property are each pari passu in right of payment to the DDR Portfolio Loan (such other notes are collectively referred to as the "DDR Portfolio Companion Loans", and together with the DDR Portfolio Loan, the "DDR Portfolio Whole Loan"). Each of the DDR Portfolio Companion Loans has an original principal balance of $50,000,000 and each DDR Portfolio Companion Loan has the same interest rate, maturity date and amortization term as the DDR Portfolio Loan. Only the DDR Portfolio Loan is included in the trust. The A-1 Note was contributed to GMACCM 2003-C2 and the A-3 Note is currently held by the originator but is expected to be included in a future securitization. The DDR Portfolio Loan and the DDR Portfolio Pari Passu Companion Loans (together, the "DDR Portfolio Whole Loan") are governed by a intercreditor agreement and will be serviced pursuant to the terms of the GMACCM 2003-C2 pooling and servicing agreement, as described in the prospectus supplement under "Description of the Mortgage Pool--The Non-Serviced Loans" and "The Pooling Agreement - Servicing of the Non-Serviced Loans."

      The Borrowers. The borrowers under the DDR Portfolio Loan, GS II Brook Highland LLC, GS II Jacksonville Regional LLC, GS II Green Ridge LLC, GS II Indian Hills LLC, GS II Big Oaks LLC, GS II Oxford Commons LLC, GS II University Centre LLC, GS II Uptown Solon LLC, GS II North Pointe LLC and GS II Meridian Crossroads, are each a Delaware limited liability company that is a special purpose entity sponsored by Developers Diversified Realty Corporation, an Ohio corporation.

      The Properties. The 10 properties securing the DDR Portfolio Loan (the "DDR Properties") are detailed as follows:

                                                     WHOLE LOAN
                                                   ALLOCATED LOAN       SQUARE     OCCUPANCY
    PROPERTY NAME                LOCATION         AMOUNT (ORIGINAL)      FEET      (1/21/2004)              MAJOR TENANTS
---------------------       -------------------   -----------------   ----------   -----------    --------------------------------
Brook Highland Plaza        Birmingham, Alabama                                                   Lowe's (ground lease),
Shopping Center                                      28,700,000         423,393        93%        Winn-Dixie Stores, Rhodes

Meridian Crossroads         Meridian, Idaho                                                       Shopko, Sportsman's Warehouse,
Shopping Center                                     $26,500,000         431,220        99%        Bed Bath & Beyond

University Centre           Wilmington,                                                           Lowe's, Bed Bath & Beyond, Ross
                            North Carolina           22,000,000         410,491        84%        Dress for Less

Uptown Solon                Solon, Ohio                                                           Bed Bath & Beyond, Mustard Seed
Shopping Center                                      16,900,000         183,288        91%        Market, Border Books

Big Oaks Crossing           Tupelo, Mississippi      12,200,000         348,236       100%        Wal-Mart, Sam's Club, Goody's

North Pointe Plaza          North Charleston,
                            South Carolina           12,100,000         294,471       100%        Wal-Mart, Office Max

Green Ridge Square          Walker, Michigan          8,900,000         133,877        96%        TJ Maxx, Office Depot

Indian Hills Plaza          Mt. Pleasant,                                                         Wal-Mart, Kroger
                            Michigan                  8,200,000         248,963        81%

Oxford Commons              Durham,                                                               Burlington Coat Factory, Food
                            North Carolina            7,500,000         213,934        90%        Lion

Jacksonville Regional       Jacksonville,                                                         JC Penney, Winn-Dixie Stores,
                            Florida                   7,000,000         219,735        92%        Walgreen's
                                                   ------------       ---------       ----
PORTFOLIO TOTALS                                   $150,000,000       2,907,608        93%
                                                   ============       =========       ====


      Major Tenant Summary. The following table shows pertinent information regarding the portfolio's ten largest tenants, based on annualized underwritten base rent, of the DDR Portfolio Loan:

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

    TEN LARGEST RETAIL TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)

                           CREDIT RATING                                              APPROXIMATE % OF   ANNUALIZED U/W
                          (FITCH/MOODY'S/                             ANNUALIZED U/W   ANNUALIZED U/W       BASE RENT       LEASE
       TENANT                 S&P)(2)       TENANT NRSF    % OF NRSF    BASE RENT       BASE RENT(1)          (PSF)       EXPIRATION
---------------------     ---------------   -----------    ---------  --------------  ----------------   ---------------  ----------
WAL-MART                     AA/Aa2/AA
   North Pointe Plaza                          222,904         7.7%    $  1,324,694          5.4%           $  5.94       8/25/2009
   Big Oaks                                    173,020         6.0          863,364          3.5               4.99       8/18/2012
   Indian Hills                                140,043         4.8          756,309          3.1               5.40       12/29/2009
                                             ---------       -----     ------------        -----            -------
   TOTAL                                       535,967        18.4%    $  2,944,367         12.0%           $  5.49
                                             =========       =====     ============        =====            =======

LOWE'S HOME CENTER             A/A2/A
   University Center                           125,357         4.3%    $    752,142          3.1%           $  6.00       10/31/2014
   Brook Highland(3)                               NAP         NA           725,000          2.9               5.71       2/25/2023
                                             ---------       -----     ------------        -----            -------
   TOTAL                                       125,357         4.3%    $  1,477,142          6.0%           $  5.86
                                             =========       =====     ============        =====            =======

BED BATH & BEYOND            NR/NR/BBB
   Uptown Solon                                 40,000         1.4%    $    520,000          2.1%           $ 13.00       1/31/2009
   University Center                            30,405         1.0          364,860          1.5              12.00       1/31/2012
   Meridian Commons                             34,690         1.2          346,245          1.5              10.50       1/31/2011
                                             ---------       -----     ------------        -----            -------
   TOTAL                                       105,095         3.6%    $  1,249,105          5.1%           $ 11.89
                                             =========       =====     ============        =====            =======

ROSS DRESS FOR LESS          NR/NR/BBB
   University Center                            30,187         1.0%    $    332,057          1.3%           $ 11.00       1/31/2012
   Brook Highland                               30,187         1.0          316,964          1.3              10.50       1/31/2014
   Meridian Commons                             30,187         1.0          297,342          1.2               9.85       1/31/2012
                                             ---------       -----     ------------        -----            -------
   TOTAL                                        90,561         3.1%    $    946,363          3.8%           $ 10.45
                                             =========       =====     ============        =====            =======

SHOPKO STORES, INC.          BB-/B2/BB-
   Meridian Commons                            109,783         3.8%    $    876,068          3.6%           $  7.98       2/28/2020
OLD NAVY                    BB-/Ba3/BB+
   Meridian Commons                             25,000         0.9%    $    250,000          1.0%             10.00       9/30/2005
   University Center                            20,015         0.7          240,180          1.0              12.00       10/31/2006
   Uptown Solon                                 17,000         0.6          238,000          1.0              14.00       7/31/2009
                                             ---------       -----     ------------        -----            -------
   TOTAL                                        62,015         2.1%    $    728,180          3.0%           $ 11.74
                                             =========       =====     ============        =====            =======

GOODY'S                       NR/NR/NR
   University Center                            30,470         1.0%    $    219,689          0.9%              7.21       11/30/2005
   Brook Highland                               30,000         1.0          208,500          0.8               6.95       11/30/2004
   Big Oaks                                     27,000         0.9          175,500          0.7               6.50       12/31/2007
                                             ---------       -----     ------------        -----            -------
   TOTAL                                        87,470         3.0%    $    603,689          2.5%           $  6.90
                                             =========       =====     ============        =====            =======

WINN DIXIE STORES             NR/Ba3/B
   Brook Highland                               44,000         1.5%    $    308,000          1.3%           $  7.00       11/20/2014
   Jacksonville Regional                        47,084         1.6          249,132          1.0               5.29        3/1/2009
                                             ---------       -----     ------------        -----            -------
   TOTAL                                        91,084         3.1%    $    557,132          2.3%           $  6.12
                                             =========       =====     ============        =====            =======

MUSTARD SEED MARKET           NR/NR/NR
   Uptown Solon                                 37,048         1.3%    $    550,163          2.2%           $ 14.85       12/31/2019

SPORTSMAN'S WAREHOUSE         NR/NR/NR
   Meridian Commons                             45,866         1.6%    $    486,180          2.0%           $ 10.60       6/30/2015
                                             ---------       -----     ------------        -----            -------

TOTAL LARGEST TENANTS                        1,290,246        44.4%    $ 10,418,389         42.3            $  8.07
                                             =========       =====     ============        =====            =======
REMAINING TENANTS(4)                         1,617,362        55.6       14,186,804         57.7               8.77
                                             ---------       -----     ------------        -----            -------
TOTAL ALL TENANTS                            2,907,608       100.0%    $ 24,605,193        100.0%           $  8.46
                                             =========       =====     ============        =====            =======

----------
(1)   Annualized U/W Base Rent excludes vacant space.

(2) Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3) Lowe's Home Center located at Brook Highland Shopping Center (126,917 SF) is on a ground lease and is not included tenant NSRF, but is included in Annualized Base Rent.

(4) Includes the non-owned AC Moore at North Pointe Plaza U/W Base Rent (consists of a sublease, paying $216,996 per year, expiring in 2011) and the non-owned Room Store at North Pointe Plaza U/W Base Rent (paying $4,920 per year, expiring in 2022).

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

      Lease Expiration. The following table shows the lease expiration schedule for the DDR portfolio:

                         LEASE EXPIRATION SCHEDULE(1)(2)

                                                                                    APPROXIMATE % OF
   YEAR ENDING        EXPIRING     % OF TOTAL    CUMULATIVE %     ANNUALIZED U/W   TOTAL ANNUALIZED U/W    ANNUALIZED U/W
   DECEMBER 31,        (NRSF)         NRSF      OF TOTAL NRSF       BASE RENT           BASE RENT          BASE RENT PSF
-----------------   ------------   ----------   -------------     --------------   --------------------    --------------
2004(3)                181,013         6.2%          6.2%          $  2,052,883             8.7%               $ 11.34
2005                   299,553        10.3          16.5%             3,141,675            13.3                $ 10.49
2006                   133,656         4.6          21.1%             1,709,080             7.2                $ 12.79
2007                   323,319        11.1          32.2%             2,280,345             9.6                $  7.05
2008                    38,957         1.3          33.6%               562,044             2.4                $ 14.43
2009                   520,158        17.9          51.5%             3,799,815            16.1                $  7.31
2010                    71,492         2.5          53.9%               587,952             2.5                $  8.22
2011                   162,580         5.6          59.5%             1,409,804             6.0                $  8.67
2012                   436,955        15.0          74.6%             3,035,492            12.8                $  6.95
2013                     8,990         0.3          74.9%               127,600             0.5                $ 14.19
2014                   255,210         8.8          83.6%             2,035,242             8.6                $  7.97
2015 & Thereafter      270,542         9.3          92.9%             2,916,345            12.3                $ 10.78
Vacant                 205,183         7.1         100.0%                     0             0.0                $  0.00
                     ---------       -----                         ------------           -----
TOTAL/AVERAGE        2,907,608       100.0%                        $ 23,658,277           100.0%               $  8.14
                     =========       =====                         ============           =====

----------
(1) Lease expiration schedule does not include the non-owned Lowe's at Brook Highland Plaza U/W Base Rent (Ground Lease of 126,917 NRSF, paying $725,000 per year, expiring in 2023, the non-owned AC Moore, at North Pointe Plaza U/W Base Rent (consists of a sublease - 26,050 NRSF, paying $216,996 per year, expiring in 2011) or the non-owned Room Store at North Pointe Plaza (paying $4,920 per year, expiring in 2022).

(2)   Annualized U/W Base Rent excludes vacant space.

(3) Includes 14 tenants, 37,343 square feet, and $488,863 Annualized U/W Base Rent that are leased on a month-to-month basis.

      Reserves. Springing reserves for taxes, insurance, tenant improvements and leasing commissions and replacements reserves are required monthly (a) upon the occurrence of an event of default under the DDR Portfolio Loan, (b) if the long-term senior unsecured credit rating of DDR (or any other entity which controls a borrower) falls below BBB- (as rated by Standard & Poor's) or Baa3 (as rated by Moody's), or (c) if the debt service at the end of the last two consecutive fiscal quarters for the preceding 12 month period is less than or equal to 1.20x (collectively a "DDR Reserve Event"). Upon the occurrence of a DDR Reserve Event, the borrower is required to deposit monthly (1) an amount equal to 1/12 of upcoming annual real estate taxes and annual insurance premiums into a tax and insurance escrow account, (2) an amount of $102,963 and, in each of the 6 months prior to the expiration of certain specified leases, an additional amount as to cover additional tenant improvement and leasing commission costs of those leases have no been extended or replaced until a date after March 31, 2012 into a tenant improvement and leasing commission reserve account and (3) an amount of $41,185 into a replacement reserve account.

      Insurance Requirements. Each borrower is required to maintain comprehensive all risk insurance equal to 100% of the full replacement cost of the properties, including, but not limited to, coverage for terrorism and acts of terrorism.

      Lockbox; Sweep of Excess Cash Flow. At origination the borrowers were required to establish a lockbox account into which the borrowers are required to deposit, or cause to be deposited, all rents and other revenue from the DDR Properties. Funds on deposit in the lockbox account in excess of required monthly debt service (or, after a DDR Reserve Event, the required monthly debt service and all required reserve amounts) will be distributed daily to the borrowers, provided, however, that (1) upon the occurrence and during the continuation of an event of default under the DDR Portfolio Loan or (2) the debt service coverage ratio for the preceding 12-month period is less than 1.10x until the debt service coverage ratio at the end of the last two consecutive fiscal quarters for the preceding 12-month period is at least 1.15x (a "DDR Cash Trap Period"), all remaining amounts on deposit in the

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

lockbox account after payment of budgeted capital expenditures will be deposited into a low DSCR reserve until the end of the DDR Cash Trap Period.

      Mezzanine Loan. None permitted.

      Additional Debt. None permitted, except for unsecured trade payables in amounts not exceeding 2% of the aggregate outstanding principal balance of the DDR Portfolio Loan and each DDR Portfolio Companion Loan and financing leases and purchase money debt.

      Defeasance. At any time that the borrower may fully defease the DDR Portfolio Loan, the borrower may also obtain a release of one or more of the properties securing the DDR Portfolio Loan and the DDR Portfolio Companion Loans in connection with a partial defeasance of the DDR Portfolio Loan and the DDR Portfolio Companion Loans equal to the sum of 125% of the allocated loan amount for such property. The borrower must satisfy various other conditions in connection with the partial defeasance, including delivery of legal opinions, delivery of written confirmation from the rating agencies that such defeasance will not result in the downgrade, withdrawal or qualification of the then current ratings of any class of Certificates and that the debt service coverage ratio of the remaining properties is equal to no less than the greater of the actual debt service coverage ratio for the preceding 12-month period and 1.62x, the debt service coverage ratio as of the origination date.

      Permitted Transfers. The borrower is permitted to transfer 50% or more of its equity interests so long as such transfer is to (a) its sponsor, (b) the Prudential Insurance Company of America or any wholly owned subsidiary, (c) a bank, savings and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund or pension advisory, mutual fund, government entity or plan, publicly traded real estate company, investment fund or an institution substantially similar to any of the foregoing, provided in each case such entity meets certain minimum net worth requirements and is regularly engaged in the business of owning similar properties in major metropolitan area, or (c) any other entity with respect to which a rating confirmation is received.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                              237 PARK AVENUE LOAN

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                ORIGINAL              CUT-OFF DATE
                                --------              ------------

BALANCE:                        $44,000,000(1)        $44,000,000

% OF POOL BY UPB:               4.9%

ORIGINATION DATE:               October 10, 2003

ORIGINATOR:                     Greenwich Capital Financial
                                Products, Inc.

COUPON:                         5.786%

INTEREST ACCRUAL:               Actual / 360

ORIGINAL TERM:                  84 months

AMORTIZATION:                   Interest-only for 36 months, then
                                monthly amortization based on a
                                30-year amortization schedule

OWNERSHIP INTEREST:             Fee Simple

PAYMENT DATE:                   1st of the month

MATURITY DATE:                  November 1, 2010

SPONSOR:                        See "The Borrower" below

BORROWER:                       237 Max Park Avenue, L.P.

CALL PROTECTION/ LOCKOUT:       Lockout/Defeasance only until 4
                                months prior to maturity.

CUTOFF DATE LOAN/SF:            $259 (4)

UP-FRONT RESERVES:              Taxes:  $4,500,000
                                Insurance:  $212,012
                                TI/LC: $16,441,190 (2)
                                Replacement Reserve: $2,914,533 (2)
                                Deferred Main: $26,250

ONGOING / SPRINGING             Ongoing Reserves for Taxes and
RESERVES:                       Insurance; Springing Reserves for
                                Replacement Reserves and TI/LCs (2)

                                Rollover Reserve Account (2)

CASH MANAGEMENT:                Hard Lockbox

ADDITIONAL SECURED/             Teachers Insurance and Annuity
MEZZANINE DEBT:                 Association of America holds a
                                $30,000,000 mezzanine loan(3)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Office

PROPERTY LOCATION:              New York, New York

OCCUPANCY:                      99.9%

OCCUPANCY AS OF DATE:           March 1, 2004

YEAR BUILT:                     1935

YEAR RENOVATED:                 1981

COLLATERAL:                     The collateral consists of a
                                21-story, multi-tenant, Class A
                                commercial office building located
                                between Park and Lexington Avenues
                                between 45th and 46th Streets in
                                Midtown Manhattan

PROPERTY MANAGEMENT:            Max 237 Management LLC

APPRAISED VALUE:                $460,000,000

APPRAISAL VALUE DATE:           September 10, 2003

CUT-OFF DATE LTV:               64.78%(4)

BALLOON LTV:                    61.40%(4)

U/W NOI:                        $32,057,181

U/W NCF:                        $31,867,494

CURRENT ANNUAL DEBT             $ 20,950,418.28 (4)
SERVICE:

U/W NOI DSCR:                   1.53x (4)

U/W NCF DSCR:                   1.52x (4)
--------------------------------------------------------------------------------

See footnotes on next page.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

----------
(1) The $44,000,000 mortgage loan represents the "A-4 Note" portion of a $298,000,000 whole loan. The A-4 Note is pari passu with (i) an A-1 Note with an original principal balance of $119,333,334, (ii) and A-2 Note with an original principal balance of $67,333,333 and (iii) an A-3 Note with an original principal balance of $67,333,333. The A-1 Note is an asset in another securitization. The A-2 Note and the A-3 Note are each currently held by the Originator.

(2)   See "Reserves" below.

(3)   See "Mezzanine Loan" below.

(4) Calculated based on the aggregate principal balance of the pari passu notes.

      The Loan. The fifth largest mortgage loan (the "237 Park Avenue Loan"), representing approximately 4.9% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, is evidenced by an A-4 Note with a Cut-Off Date principal balance of $44,000,000. The 237 Park Avenue Loan is a 7-year balloon loan that has maturity date of November 1, 2010 and provides for payments of interest-only for the first 36 months followed by monthly payments of principal and interest based on a 30-year amortization schedule. The 237 Park Avenue Loan is secured by, among other things, a mortgage and security agreement encumbering the borrower's fee interest in the rents and leases associated with the property (the "237 Park Avenue Property"), as well as an assignment of the borrower's interest in the rents and leases associated with the 237 Park Avenue Property.

      The 237 Park Avenue Loan is one of four pari passu notes comprising of a whole mortgage loan with an original principal balance of $298,000,000. The companion loans to the 237 Park Avenue Loan are evidenced by three separate pari passu notes (the "A-1 Note," "A-2 Note" and the "A-3 Note," collectively, the "237 Park Avenue Pari Passu Companion Loans"), with principal balances as of the cut-off date of $119,333,334, $67,333,333 and $67,333,333 respectively and each with an interest rate of 5.786%. The 237 Park Avenue Pari Passu Companion Loans will not be assets of the trust. The A-1 Note was contributed to GCCFC 2003-C2 and the A-2 Note and A-3 Note are currently held by the originator but are expected to be included in future securitizations. The 237 Park Avenue Loan and the 237 Park Avenue Pari Passu Companion Loans (together, the "237 Park Avenue Whole Loan") are governed by a co-lender agreement and will be serviced pursuant to the terms of the GCCFC 2003-C2 pooling and servicing agreement, as described in the prospectus supplement under "Description of the Mortgage Pool--The Non-Serviced Loans" and "The Pooling Agreement - Servicing of the Non-Serviced Loans." The DSCR and LTV on the 237 Park Avenue Loan are 1.52x and 64.78 % respectively.

      The subject financing facilitated the acquisition of the property by the sponsor for a purchase price of $455,000,000. Including escrows, reserves and costs of approximately $40,000,000, the borrower invested approximately $167,000,000 of new cash in the project at origination. Reserves included $16,500,000 for future tenant improvement, leasing commission, and capital costs, as further described below.

      The Borrower. The borrower under the 237 Park Avenue Loan is 237 Max Park Avenue, L.P., a single-asset, special-purpose, Delaware limited partnership. The borrower is directly and indirectly owned by (i) Max 237 JV Partners LLC, which is under common control with Max Capital Management Corporation ("Max Capital"),
(ii) Five Mounts Properties Ltd. ("Five Mounts Properties"), and (iii) a joint venture between Citigroup, WGZ-Bank, and DZ Bank AG (the "Equity Syndicate"). Max Capital is owned and controlled by Adam Hochfelder and Anthony Westreich. Max Capital, an institutionally sponsored real estate owner/operator based in New York, manages over $2.7 billion of real estate assets. Five Mounts Properties is owned and controlled by Beny Steinmetz, a wealthy international investor based in Amsterdam. Five Mounts Properties has or has had investments in Chelsfield (a London-based public property group), Canary Wharf in London, France-GA (a large portfolio of office buildings located in France), and other real estate investments in the United States, France, Italy, the Czech Republic, and Hungary.

      The Property. The 237 Park Avenue Property is a 21-story, 1,149,789 sf Class-A office building, located in the Park/Lexington submarket of midtown Manhattan in New York, NY. The property was built in 1935 and was redeveloped and expanded in 1981 by Olympia & York. There is a total of 1,103,497 sf of office space, 43,830 sf of retail space and 2,462 sf of storage space at the 237 Park Avenue Property. Floor sizes range between 55,000 and 62,000 sf, except for the top floor, which contains 25,000 sf. The building does not have actual frontage on

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

Park Avenue, but has entrances on 45th Street, 46th Street and
Lexington Avenue. As of March 1, 2004, the property was 99.9% leased to 27 tenants. The five largest leases in the building represent 94% of the space.

      Major Tenant Summary. The following table presents certain information relating to the major tenants at the 237 Park Avenue Property:

        TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)

                                                                                             % OF TOTAL
                                                                               ANNUALIZED    ANNUALIZED    ANNUALIZED
                                  CREDIT RATING(2)                              U/W BASE      U/W BASE      U/W BASE        LEASE
           TENANT               (FITCH/MOODY'S/S&P)     NRSF     % OF NRSF        RENT          RENT       RENT (PSF)     EXPIRATION
-----------------------------   -------------------  ---------   ---------    ------------   ----------    ----------     ----------
Credit Suisse Asset Mgmt             AA-/Aa3/A         343,715      29.9%     $ 17,372,031      39.2%       $  50.54      10/31/2014
J Walter Thompson Company          BBB/Baa2/BBB+       456,132      39.7        10,898,362      24.6        $  23.89       8/31/2006
EM Warburg Pincus & Co., Inc.        NR/NR/NR          111,545       9.7         4,767,780      10.8        $  42.74      10/31/2009
International Paper Company        BBB/Baa2/BBB        110,800       9.6         4,698,433      10.6        $  42.40       9/30/2011
Jennison Assoc Capital Corp           A/A3/A-           56,040       4.9         2,353,680       5.3        $  42.00      11/30/2011
Revlon Consumer Products             NR/NR/NR           25,265       2.2         1,212,720       2.7        $  48.00      10/31/2014
Kelly Services, Inc.                 NR/NR/NR            9,821       0.9           432,124       1.0        $  44.00       7/31/2011
                                                                                                                           1/14/2014
Lex Bakery Corp.                     NR/NR/NR            3,709       0.3           406,830       0.9        $ 109.69       7/15/2015
Caliber Learning Network, Inc.       NR/NR/NR            9,527       0.8           371,553       0.8        $  39.00       9/30/2008
JAI International, Inc.              NR/NR/NR            3,552       0.3           357,248       0.8        $ 100.58       3/31/2010
                                                     ---------     -----      ------------     -----
TOTAL/AVERAGE LARGEST TENANTS                        1,130,106      98.3%     $ 42,870,761      96.9%       $  37.94
                                                     =========     =====      ============     =====
Remaining Tenants                                       18,108       1.6         1,393,148       3.1        $  76.94
Vacant Space                                             1,575       0.1
                                                     ---------     -----                       -----
TOTAL/AVERAGE ALL                                    1,149,789     100.0%     $ 44,263,909     100.0%          38.50
                                                     =========     =====      ============     =====

----------
(1)   Annualized U/W Base Rent excludes vacant space.

(2) Certain ratings are those of the parent company whether or not the parent guarantees the lease to conform.

      Lease Expiration. The following table shows the lease expiration schedule for the 237 Park Avenue Property:

                            LEASE EXPIRATION SCHEDULE

                                                                                       APPROXIMATE %
                                                                                         OF TOTAL
  YEAR ENDING            EXPIRING        % OF       CUMULATIVE OF    ANNUALIZED U/W     ANNUALIZED     ANNUALIZED U/W
  DECEMBER 31,             NRSF       TOTAL NRSF     TOTAL NRSF        BASE RENT       U/W BASE RENT   BASE RENT (PSF)
----------------         --------     ----------    -------------    --------------    -------------   ---------------
2004                        1,694         0.1%           0.1%         $    124,930          0.3%           $ 73.75
2005                            0         0.0            0.1%                    0          0.0            $  0.00
2006                      456,132        39.7           39.8%           10,898,362         24.6            $ 23.89
2007                            1         0.0           39.8%                    0          0.0            $  0.00
2008                       11,577         1.0           40.8%              649,553          1.5            $ 56.11
2009                      111,545         9.7           50.5%            4,767,780         10.8            $ 42.74
2010                        5,382         0.5           51.0%              357,368          0.8            $ 66.40
2011                      177,311        15.4           66.4%            7,514,237         17.0            $ 42.38
2012                        4,037         0.4           66.8%              378,400          0.9            $ 93.73
2013                          914         0.1           66.8%               47,300          0.1            $ 51.75
2014                      370,768        32.2           99.1%           18,682,891         42.2            $ 50.39
2015 & Thereafter           8,853         0.8           99.9%              843,088          1.9            $ 95.23
Vacant                      1,575         0.1          100.0%                    0          0.0            $  0.00
                        ---------       -----                         ------------        -----
TOTAL/ AVERAGE          1,149,789       100.0%                        $ 44,263,909        100.0%           $ 38.50
                        =========       =====                         ============        =====

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

      Reserves. The loan documents provide for escrows for real estate taxes, insurance, approved operating expenses and replacement reserves. In addition, at closing, the borrower deposited $9,750,000 into a rollover reserve account related to anticipated re-leasing or renewal costs associated with the lease to J Walter Thompson Company (the "JWT Lease"), expiring August 31, 2006. Prior to February 28, 2004, the renewal notification date under the JWT Lease, the tenant notified the borrower of their intention to renew the lease and the parties are currently negotiating a renewal. If J Walter Thompson does not enter into a renewal or extension of the JWT Lease by January 1, 2005, or approved leases have not been executed with replacement tenants by such date, the borrower is required to deposit up to $550,000 (out of available excess cash flow after payment of debt service, required reserves, operating expenses and required payments under the mezzanine loan) per month for 20 months (up to a total of $11,000,000) to be used for tenant improvement and leasing commissions in connection with the re-leasing of the space occupied by J Walter Thompson.

      At closing, the borrower deposited $5,000,000 into a general rollover reserve, to pay for anticipated re-leasing or renewal costs associated with the lease to EM Warburg Pincus & Co., Inc. (which expires 10/31/09) and other approved leasing expenses at the 237 Park Avenue Property (other than approved leasing expenses in connection with the lease to JWT Lease). If there is less than $5,000,000 on deposit in the general rollover reserve 12 months prior to the expiration of the lease to EM Warburg, the borrower is required to make additional deposits (out of available excess cash flow after payment of debt service, required reserves, operating expenses and required payments under the mezzanine loan) and replenish the general rollover reserve such that there will be at least $5,000,000 on deposit at the expiration of the lease to EM Warburg.

      Additionally, at closing, the borrower deposited (i) $1,190,783 to pay for certain budgeted discretionary and required capital expenditures at the 237 Park Avenue Property, (ii) $1,750,000 to pay for future capital expenditures at the 237 Park Avenue Property, and (iii) $1,691,191 to pay for approved leasing expenses incurred in connection with the leases to Revlon Consumer Products, Washington Mutual Bank, Hale & Hearty Soups and Katz Jewelers.

      Insurance Requirements. The loan documents require the borrower to maintain comprehensive all risk insurance and terrorism insurance. The 237 Park Avenue Property is insured for terrorism damage up to $700,000,000 (inclusive of business interruption and rent loss coverage for an 18-month indemnity period). On future annual renewals, terrorism insurance is required to be maintained subject to premium limits equal to 125% of the aggregate property insurance premiums for the prior year. Pursuant to the loan documents, the borrower is permitted to maintain certain insurance described above under a blanket policy. A major casualty impacting the 237 Park Avenue Property could also impact certain other properties covered by the blanket policy, and as a result, the amount recovered under such blanket policy could be insufficient to permit the borrower either to rebuild the 237 Park Avenue Property or to repay all amounts owing to the trust fund. See "Risk Factors--Property Insurance" and " - Risks Associated with Blanket Insurance Policies" in the prospectus supplement.

      Lockbox; Sweep of Excess Cash Flow. The loan requires a hard lock box, which is already in place. On each regularly scheduled payment date, any amounts in the lender-controlled account, after payment of debt service, required reserves and approved operating expenses, are swept into a lockbox account established under the mezzanine loan described below, unless a "237 Park Cash Trap Period" (defined below) is continuing. During a 237 Park Cash Trap Period, all remaining cash (after payment of debt service, reserves, approved operating expenses and the debt service payment due under the mezzanine loan described below) is required to be deposited into a lender controlled cash collateral account (which amounts are to be held as additional collateral for the 237 Park Avenue Loan). Notwithstanding the foregoing, during a JWT Cash Trap Period (defined below), only a portion of the remaining cash in an amount equal to the JWT Offset Amount (defined below) is deposited into the cash collateral account. A "237 Park Cash Trap Period" will exist if (i) an event of default under the 237 Park Avenue Whole Loan has occurred (and will continue until the event of default has been cured), (ii) as of the last day of any calendar quarter, the DSCR is less than 1.00 (and will continue until the DSCR has been restored to 1.00), or (iii) J Walter Thompson withholds base rent (such withheld base rent is the "JWT Offset Amount") in connection with the dispute regarding real estate tax escalation payments described in "--The Property" above (such period,

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

the "JWT Cash Trap Period"). The JWT Cash Trap Period will continue until such time that J Walter Thompson ceases to offset rent.

      Mezzanine Loan. Concurrent with the origination of the 237 Park Avenue Loan, the Originator originated a $30,000,000 mezzanine loan to 237 Park Mezz, L.P., the 99.5% limited partner of the borrower and the 100% owner of the borrower's general partner (the "Senior Borrower GP") secured by a pledge of the equity in the borrower and the Senior Borrower GP. The mezzanine loan has an interest rate of 5.786% and is coterminous with the 237 Park Avenue Loan. As of the cutoff date, the principal balance on the mezzanine loan is $30,000,000. The mezzanine loan is interest-only for 36 months and then amortizes based on a 30-year schedule. The mezzanine loan is subject to cash management controls as set forth in the loan agreement for such mezzanine loan. The mezzanine loan was assigned to Teacher's Insurance and Annuity Association, which entity executed an intercreditor agreement between it and the senior lender. The mezzanine lender has entered into an intercreditor agreement with the mortgagor that provides, among other things, the mezzanine lender with the right to cure a default under the senior loan documents and the right to purchase the senior loan after default.

      Additional Debt. None.

      Permitted Transfers. The 237 Park Avenue Loan permits the release of the air rights above the 237 Park Avenue Property, along with various easements for construction, support and access from the lien of the mortgage in connection with the future development of a residential tower above the 237 Park Avenue Property, subject to the satisfaction of certain conditions, including, among other things: (i) no event of default, (ii) conveyance of the new development to a third-party entity which may be affiliated with the sponsor of the borrower, but in which neither the borrower nor the borrower's general partner own any beneficial interest, (iii) lender's approval of the plans for the construction, design and sales of the new development, (iv) the creation of a separate legally subdivided parcel and a separate tax parcel for the new development and (v) confirmation from the rating agencies that the release will not result in a downgrade or withdrawal of the ratings for the certificates. In connection with the release of the air rights, the borrower may elect to convert the 237 Park Avenue Property to a condominium form of ownership with the 237 Park Avenue Property comprising one condominium unit and the new development comprising one or more condominium units.

      Certain transfers of direct or indirect interests in the borrower are permitted, provided, in most cases, that such transfers do not result in a change in control (in some cases requiring a change of control from certain "Key Principals" identified in the loan agreement) or a change in the day to day management and operation of the 237 Park Avenue Property. In connection with the borrower's transfer to and assumption by a transferee borrower, the loan documents require, among other things, that the borrower deliver a letter from each of the Rating Agencies confirming that such action will not, in and of itself, result in a downgrade or withdrawal of the ratings on the certificates. In connection with the transfer of a direct or indirect interest in the borrower, subject to certain exceptions specified in the related loan agreement, in the event such transfer (i) causes a change in control in the borrower or certain related parties from the "Key Principals" identified in the loan agreement or (ii) results in a control party acquiring a 49% or more direct or indirect interest in the borrower, the loan documents require, among other things, that the borrower deliver a non-consolidation opinion and a letter from each of the Rating Agencies confirming that such action will not, in and of itself, result in a downgrade or withdrawal of the ratings on the certificates.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                            WILLOW WOOD III & IV LOAN

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                  ORIGINAL            CUT-OFF DATE
                                  --------            ------------

BALANCE:                          $40,000,000         $40,000,000

% OF POOL BY UPB:                 4.5%

ORIGINATION DATE:                 June 13, 2003

ORIGINATOR:                       Archon Financial, L.P.

COUPON:                           4.50%

INTEREST ACCRUAL:                 Actual / 360

ORIGINAL TERM:                    60 months

AMORTIZATION:                     Interest-only

OWNERSHIP INTEREST:               Fee simple

PAYMENT DATE:                     1st of the month

MATURITY DATE:                    July 1, 2008

SPONSOR:                          Richard Kramer

BORROWER:                         RKB Willowwood LLC

CALL PROTECTION/LOCKOUT:          Lockout/Defeasance only until 3
                                  months prior to maturity.

CUT-OFF DATE LOAN PSF:            $143

UP-FRONT RESERVES:                Taxes: $137,473; Insurance:
                                  $32,593; Replacement Reserves:
                                  $6,980; Deferred Maintenance:
                                  $81,500; Initial Debt Service:
                                  $155,000

ONGOING/SPRINGING                 Ongoing Taxes, Insurance,
RESERVES:                         Replacement Reserves; Springing
                                  Carfax reserve(1)

CASH MANAGEMENT:                  None required

ADDITIONAL SECURED/               None permitted
MEZZANINE DEBT:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:           Single Asset

PROPERTY TYPE:                    Office

PROPERTY LOCATION:                Fairfax City, Virginia

OCCUPANCY:                        97.3%

OCCUPANCY AS OF DATE:             February 1, 2004

YEAR BUILT:                       1999

YEAR RENOVATED:                   NAP

COLLATERAL:                       The collateral consists of a 279,165
                                  square foot, five-story, two-building
                                  office complex located in Fairfax,
                                  Virginia. Willow Wood III has 134,530
                                  square feet, and Willow Wood IV has
                                  144,635 square feet, both situated on
                                  a single 13.4-acre tract of land.

PROPERTY MANAGEMENT:              Republic Properties Corporation

APPRAISED VALUE:                  $54,000,000

APPRAISAL VALUE DATES:            April 18, 2003

CUT-OFF DATE LTV:                 74.07%

BALLOON LTV:                      74.07%

U/W NOI:                          $5,075,450

U/W NCF:                          $4,867,720

CURRENT ANNUAL DEBT               $1,825,000
SERVICE:

U/W NOI DSCR:                     2.78x

U/W NCF DSCR:                     2.67x

----------
(1)   See "Reserves" below.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

      The Loan. The sixth largest loan (the "Willow Wood III & IV Loan"), representing approximately 4.5% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, with a principal balance as of the cut-off date of $40,000,000, is a 5-year interest-only loan that has a maturity date of July 1, 2008, and provides for monthly payments of interest. The Willow Wood III & IV Loan is secured by, among other things, a deed of trust, assignment of rents, security agreement and fixture filing encumbering the borrower's fee ownership interest in the Willow Wood III & IV property.

      The Borrower. The borrower under the Willow Wood III & IV Loan, RKB Willowwood,LLC, is a Delaware limited liability company that is a special purpose entity sponsored by Richard Kramer.

      The Property. The Willow Wood III & IV property (the "Willow Wood III & IV Property") is a 279,165 sq. ft. Class A office property located in Fairfax City, Virginia. Willow Wood III & IV is comprised of a 279,165 square foot, five-story, two-building office complex. Willow Wood III has 134,530 square feet, and Willow Wood IV has 144,635 square feet, both situated on a single 13.4-acre tract of land. The property is currently 97% leased to 11 tenants.

      Major Tenant Summary. The following table shows certain information regarding the top ten largest office tenants of the Willow Wood III & IV Property :

    TEN LARGEST OFFICE TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)

                                                                                           % OF TOTAL
                                                                     % OF    ANNUALIZED    ANNUALIZED     ANNUALIZED
                                    CREDIT RATING        TENANT     TOTAL     U/W BASE      U/W BASE       U/W BASE         LEASE
            TENANT              (FITCH/MOODY'S/S&P)(2)    NRSF       NRSF       RENT         RENT(3)     RENT (PSF)(4)   EXPIRATION
------------------------------  ----------------------   -------    ------   -----------   ----------    -------------   ----------
GSA                                  AAA/Aaa/AAA          92,992     33.3%   $ 2,331,792      34.3%        $ 25.08        5/1/2009
Zeta Associates                       NR/NR/NR            84,813     30.4      2,075,121      30.5         $ 24.47        8/15/2009
Carfax                                NR/NR/NR            37,038     13.3        962,988      14.2         $ 26.00        11/1/2006
ASI Business Solutions               A-/Baa2/A-           11,501      4.1        299,026       4.4         $ 26.00        6/1/2009
HSBC Mortgage Corp.                  AA-/Aa3/AA-          10,235      3.7        266,110       3.9         $ 26.00       12/31/2004
                                                                                                                         12/31/2012,
CALEA                                 NR/NR/NR            10,690      3.8        247,222       3.6         $ 23.13        2/28/2013
American Public Communications        NR/NR/NR             6,105      2.2        155,045       2.3         $ 25.40        7/20/2009
VGS (SAIC)                            NR/A3/A-             5,534      2.0        143,884       2.1         $ 26.00        6/30/2004
Pulte Homes Corp.                  BBB+/Baa3/BBB-          4,786      1.7        120,368       1.8         $ 25.15       10/10/2004
Architecture & Design                 NR/NR/NR             4,226      1.5        106,622       1.6         $ 25.23        9/30/2004
                                                         -------    -----    -----------     -----
TOTAL/AVERAGE:                                           267,920     96.0%   $ 6,708,178      98.6%        $ 25.04
                                                         =======    =====    ===========     =====
Remaining Tenants                                          3,837      1.4         93,968       1.4         $ 24.49
Vacant                                                     7,408      2.7              0       0.0         $  0.00
                                                         -------    -----    -----------     -----
TOTAL/AVERAGE ALL TENANTS                                279,165    100.0%   $ 6,802,146     100.0%        $ 24.37
                                                         =======    =====    ===========     =====

----------
(1)   Annualized U/W Base Rent excludes vacant space.

(2) Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)   Percentages based on total Annualized U/W Base Rent for all tenants.

(4) For those tenants with multiple leases, the Annual U/W Base Rent PSF is a weighted average calculation of the leases.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

      Lease Expiration. The following table shows the lease expiration schedule for the Willow Wood III & IV Property:

                          LEASE EXPIRATION SCHEDULE(1)

                                                                                        APPROXIMATE % OF
  YEAR ENDING            EXPIRING     % OF TOTAL    CUMULATIVE %     ANNUALIZED U/W   TOTAL ANNUALIZED U/W    ANNUALIZED U/W
  DECEMBER 31,            (NRSF)         NRSF      OF TOTAL NRSF       BASE RENT            BASE RENT          BASE RENT PSF
----------------         --------     ----------   -------------     --------------   --------------------    --------------
2004                       24,781         8.9%           8.9%         $   636,984              9.4%               $ 25.70
2005                            0         0.0            8.9%                   0              0.0                $  0.00
2006                       37,038        13.3           22.1%             962,988             14.2                $ 26.00
2007                            0         0.0           22.1%                   0              0.0                $  0.00
2008                            0         0.0           22.1%                   0              0.0                $  0.00
2009                      199,248        71.4           93.5%           4,954,952             72.8                $ 24.87
2010                            0         0.0           93.5%                   0              0.0                $  0.00
2011                            0         0.0           93.5%                   0              0.0                $  0.00
2012                          667         0.2           93.8%               6,670              0.1                $ 10.00
2013                       10,023         3.6           97.3%             240,552              3.5                $ 24.00
2014                            0         0.0           97.3%                   0              0.0                $  0.00
2015 & Thereafter               0         0.0           97.3%                   0              0.0                $  0.00
Vacant                      7,408         2.7          100.0%                   0              0.0                $  0.00
                          -------       -----                         -----------            -----
TOTAL/AVERAGE:            279,165       100.0%                        $ 6,802,146            100.0%               $ 24.37
                          =======       =====                         ===========            =====

----------
(1)   Annualized U/W Base Rent excludes vacant space.

      Reserves. The borrower is required to deposit monthly (1) an amount equal to 1/12 of upcoming annual real estate taxes and 1/12 of annual insurance premiums into a tax and insurance escrow account, (2) an initial amount of $3,490 into a replacement reserve account, increasing annually to 1/12 of 102.5% of the previous required annual amount and (3) if Carfax fails to exercise its option to renew its lease through November 2011 prior to April 2006, then, on and after May 1, 2006 through and including October 1, 2006, an amount equal to $125,000 for deposit into a tenant improvement and leasing commission reserve account.

      Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance with coverage for terrorism.

      Lockbox; Sweep of Excess Cash Flow. None required.

      Mezzanine Loan. None permitted.

      Additional Debt. None permitted except trade payables in an amount less than 4% of the loan amount for the Willow Wood III & IV Loan and financing leases and purchase money debt.

      Permitted Transfers. Transfers of the direct or indirect ownership interests in the borrower are permitted without the consent of the lender if there is no change in controlling ownership interest of the managing member of the borrower or the guarantor under the Willow Wood III & IV Loan. Additionally, certain transfers are permitted for estate planning purposes.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                             HYATT REGENCY DEARBORN

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                 ORIGINAL            CUT-OFF DATE
                                 --------            ------------

BALANCE:                         $32,500,000         $32,500,000

% OF POOL BY UPB:                3.6%

ORIGINATION DATE:                March [  ], 2004

ORIGINATOR:                      PMCC, LLC

COUPON:                          5.6%

INTEREST ACCRUAL:                Actual / 360

ORIGINAL TERM:                   60 months

AMORTIZATION:                    300 months

OWNERSHIP INTEREST:              Fee Simple

PAYMENT DATE:                    1st of the month

MATURITY DATE:                   April 1, 2009

SPONSOR:                         CNL Hospitality Properties, Inc.

BORROWER:                        Dearborn Hotel Partners, LP

CALL PROTECTION/LOCKOUT:         Prepayment with Yield Maintenance
                                 permitted 2 years from the first
                                 payment. Freely prepayable
                                 beginning February 1, 2009.

CUT-OFF DATE LOAN/ROOM           42,098

UP-FRONT RESERVES:               Tax Reserve:  654,301 (1)

ONGOING/SPRINGING                Ongoing Tax; springing reserves
RESERVES:                        for Insurance and Replacement
                                 Reserves(1)

CASH MANAGEMENT:                 Hard (A/B) Lockbox(2)

ADDITIONAL SECURED/              None permitted
MEZZANINE DEBT:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Hotel

PROPERTY LOCATION:               Dearborn, MI

OCCUPANCY:                       54.7%(3)

OCCUPANCY AS OF DATE:            January 31, 2004

YEAR BUILT:                      1976

YEAR RENOVATED:                  2000

COLLATERAL:                      The collateral consists of a 16
                                 floor, 772-room full service hotel
                                 with approximately 51,400 s.f. of
                                 meeting space.

PROPERTY MANAGEMENT:             Hyatt Corporation

APPRAISED VALUE:                 $70,000,000

APPRAISAL VALUE DATE:            July 21, 2003

CUT-OFF DATE LTV:                46.43%

BALLOON LTV:                     41.72%

U/W NOI:                         $5,013,439

U/W NCF:                         $3,970,418

CURRENT ANNUAL DEBT              2,418,288
SERVICE:

U/W NOI DSCR:                    2.07x

U/W NCF DSCR:                    1.64x
--------------------------------------------------------------------------------

----------
(1)   See "Reserves" below.

(2)   See "Lockbox; Sweep of Excess Cash Flow" below.

(3)   Occupancy is an average of the trailing 12 months ending January 31, 2004.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

      The Loan. The seventh largest loan (the "Hyatt Regency Dearborn Loan"), representing approximately 3.6% the aggregate principal balance of the pool of mortgage loans as of the cut-off date, has a principal balance as of the cut-off date of $32,500,000. The Hyatt Regency Dearborn Loan is a 60-month balloon loan having a maturity date of April 1, 2009, and provides for monthly payments of principal and interest based on a 25-year amortization schedule. The Hyatt Regency Dearborn Loan is secured by, among other things, a mortgage encumbering the borrower's fee ownership interest in the Hyatt Regency Dearborn Property (the "Hyatt Regency Dearborn Property").

      The Borrower. The borrower under the Hyatt Regency Dearborn Loan is Dearborn Hotel Partners, LP a Delaware limited partnership. The borrower is owned by CNL Hospitality Partners, LP (84.9%), Ford Land Partnership, LP (15.0%), and Dearborn Hotel GP, LLC (0.1%).

      The Property. The Hyatt Regency Dearborn Loan is secured by the property known as The Hyatt Regency Dearborn, which is a 16 story full-service hotel with 772 guest rooms, 5 restaurants/lounges, and approximately 51,400 square feet of meeting space. The Hyatt Regency Dearborn Property is located in Dearborn, approximately 12 miles from Detroit. It is situated within Fairlane, a 2,630-acre mixed-use master planned development constructed by Ford Motor Land Company, which surrounds the Ford Motor Company's World Headquarters Complex.

      Reserves. At origination, $654,301 was funded into a tax reserve, with 1/12 of estimated annual taxes due monthly on an ongoing basis. A springing reserve for insurance is required if the borrower does not maintain insurance as prescribed by the loan documents. In addition, for so long as the hotel manager is directly funding the FFE Fund in accordance with the hotel management agreement, monthly deposits to a replacement reserve will not be required. Otherwise, the borrower will commence making deposits into a replacement reserve for FF&E in an amount per month equal to 1/12 of the amount equal to the greater of (i) the amount required under the hotel management agreement or (ii) 3% of the gross revenue from the Hyatt Regency Dearborn Property for the prior calendar year.

      Insurance Requirements. The borrower and/or Hyatt Corporation, as property manager, is required to maintain insurance on the property including, but not limited to, comprehensive all risk and commercial general liability coverage.

      Lockbox; Sweep of Excess Cash Flow. The Hyatt Regency Dearborn Loan is subject to a cash management agreement, which requires that all rents and profits which would be distributed to the borrower or its affiliate shall be remitted to a lockbox ("A Account") in the name of the borrower (or its affiliate) and controlled by lender. Proceeds will then be forwarded directly to a separate account ("B Account") under the name and control of the borrower (or its affiliate) until the earlier to occur of (i) and event of default, or (ii) the Hyatt Regency Dearborn Property's failure to maintain a 1.30x DSCR based on the trailing 12-month period, each of the aforementioned (a "Sweep Event"). Upon the occurrence of a Sweep Event, all funds will be transferred from the A Account into an account controlled by the lender, and disbursed as set forth in the cash management agreement and the note. In certain cases, a Sweep Event may be cured as more particularly described in the cash management agreement.

      Mezzanine Loan. None permitted.

      Additional Debt. None permitted.

      Permitted Transfers. Transfers of the direct or indirect ownership interests in the borrower are permitted without the consent of lender so long as following such transfer, the persons responsible for the management and/or control of the Hyatt Regency Dearborn Property and/or borrower remain in legal, beneficial and actual control and management of the Hyatt Regency Dearborn Property. Unless approved by lender, and subject to confirmation that there will be no adverse rating impact, there shall not be permitted any (A) transfer in one or more related transactions of a 49% or greater direct or indirect interest in the borrower or any successive partner, member or limited liability company manager thereof or (B) any direct or indirect change in the management or control of the

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

borrower or any shareholder, general partner, managing member or limited liability company manager; provided that transfers to certain parties specified in the loan documents are permitted without regard to these restrictions, including certain transfers for estate planning purposes.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                         RECHLER INDUSTRIAL PORTFOLIO II

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                      ORIGINAL                  CUT-OFF DATE
                                      --------                  ------------

BALANCE(1)                           $26,700,000                 $26,593,085

% OF POOL BY UPB:                    3.0%

ORIGINATION DATE:                    November 10, 2003

ORIGINATOR:                          Archon Financial, L.P.

COUPON:                              5.610%

INTEREST ACCRUAL:                    Actual / 360

ORIGINAL TERM:                       84 months

AMORTIZATION:                        360 months

OWNERSHIP INTEREST:                  Fee Simple

PAYMENT DATE:                        1st of the month.

MATURITY DATE:                       December 1, 2010

SPONSOR:                             Rechler Equity I LLC

BORROWER:                            REP A7 LLC

CALL PROTECTION/LOCKOUT:             Lockout/Defeasance only until 3 months
                                     prior to maturity.(1)

CUT-OFF DATE LOAN PSF:               $40

UP-FRONT: RESERVES                   Deferred Maintenance: $141,250

ONGOING/SPRINGING                    Ongoing Tax and Insurance escrow; Springing
RESERVES:                            TI/LC and Replacement Reserve escrows(2)

CASH MANAGEMENT:                     Hard Lockbox(3)

ADDITIONAL SECURED/
MEZZANINE DEBT:                      None Permitted

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:              Portfolio

PROPERTIES TYPE:                     Industrial  buildings

PROPERTIES LOCATION:                 Various

OCCUPANCY:                           89.6%

OCCUPANCY AS OF DATE:                January 29, 2004

YEARS BUILT:                         1961-1998

YEAR RENOVATED                       Various

COLLATERAL:                          The collateral consists of 14 industrial
                                     buildings

PROPERTIES MANAGEMENT:               Rechler Equity Management

AGGREGATE APPRAISED VALUE:           $43,160,000

APPRAISAL VALUE DATE:                November 1, 2003

CUT-OFF DATE LTV:                    61.62%

BALLOON LTV:                         55.48%

U/W NOI:                             $3,689,589

U/W NCF:                             $3,219,166

CURRENT ANNUAL DEBT SERVICE:         $1,841,370

U/W NOI DSCR:                        2.00x

U/W NCF DSCR:                        1.75x

--------------------------------------------------------------------------------

----------
(1)   Defeasance is permitted in whole or in part. See "Defeasance" below.

(2)   See "Reserves" below.

(3)   See "Lockbox; Sweep of Excess Cash Flow" below.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

      The Loan. The eighth largest loan (the "Rechler Industrial II Loan"), representing approximately 3.0% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, has a principal balance as of the cut-off date of $26,593,085. The Rechler Industrial II Loan is a 7-year balloon loan that has a maturity date of December 1, 2010 and provides for monthly payments of principal and interest based on a 30-year amortization schedule. The Rechler Industrial II Loan is secured by, among other things, mortgages and security agreements encumbering the borrower's fee ownership interest in the Rechler Industrial II Properties as well as assignments of the borrower's interests in the rents and leases associated with the Rechler Industrial II Properties.

      The Borrower. The borrower under the Rechler Industrial II Loan, REP A7 LLC, is a Delaware limited liability company that is a special purpose entity sponsored by REP II LLC, an affiliate of Rechler Equity LLC, which is majority owned and controlled by members of the Rechler family.

      The Properties. The property securing the Rechler Industrial II Loan (the "Rechler Industrial II Properties") consists of the 14 industrial properties located New York. The borrower has a fee interest in all of the Rechler Industrial II Properties.

      Major Tenant Summary. The following table shows certain information regarding the ten largest tenants of the Rechler Industrial II Properties:

        TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)

                                                                                      % OF TOTAL  ANNUALIZED
                                CREDIT RATING                  % OF      ANNUALIZED   ANNUALIZED   U/W BASE
                               (FITCH/MOODY'S       TENANT     TOTAL      U/W BASE     U/W BASE      RENT         LEASE
         TENANT                   /S&P)(2)           NRSF      NRSF         RENT        RENT(3)    (PSF)(4)     EXPIRATION
-------------------------      --------------     ---------  --------  ------------   ----------  -----------   ----------
Atkins Nutritional Inc.           NR/NR/NR         106,515     15.9%   $    703,000       14.3%    $   6.60      1/31/2005
Symbol Technologies, Inc.         NR/NR/NR          94,119     14.0         596,126       12.2     $   6.33      8/31/2009
Wellchoice Inc.                   NR/NR/NR          33,655      5.0         533,892       10.9     $  15.86      6/30/2004
Nortel Networks                   NR/B3/NR          53,335      7.9         516,277       10.5     $   9.68      6/30/2006
County of Suffolk                 NR/NR/NR          49,500      7.4         474,705        9.7     $   9.59     10/31/2007
Deutsch Relays, Inc.              NR/NR/NR          36,000      5.4         383,547        7.8     $  10.65     11/30/2007
Industrial Fasteners LLC          NR/NR/NR          30,124      4.5         271,083        5.5     $   9.00      9/30/2008
Olmstead Savannah Inc.            NR/NR/NR          41,315      6.1         244,585        5.0     $   5.92     11/30/2006
PCI Group Inc.                    NR/NR/NR          30,000      4.5         228,171        4.7     $   7.61      3/31/2009
Janco Distributors Inc.           NR/NR/NR          23,034      3.4         155,461        3.2     $   6.75      2/28/2005
                                                   -------    -----    ------------      -----
TOTAL/AVERAGE:                                     497,597     74.1%   $  4,106,847       83.7%    $   8.25
                                                   =======    =====    ============      =====

Remaining Tenants                                  104,565     15.6         798,370       16.3     $   7.64
Vacant                                              69,654     10.4               0        0.0     $   0.00
                                                   -------    -----    ------------      -----
TOTAL/AVERAGE ALL TENANTS                          671,816    100.0%   $  4,905,217      100.0%    $   7.30
                                                   =======    =====    ============      =====

----------
(1)   Annualized U/W Base Rent excludes vacant space.

(2) Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)   Percentages based on total Annualized U/W Base Rent for all tenants.

(4) For those tenants with multiple leases, the Annual U/W Base Rent PSF is a weighted average calculation of the leases.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

      Lease Expiration. The following table shows the lease expiration schedule for the industrial space at the Rechler Industrial II Properties:

                          LEASE EXPIRATION SCHEDULE(1)

                                                                                                           APPROXIMATE
                                                                                                           % OF TOTAL    ANNUALIZED
   YEAR ENDING                EXPIRING           % OF TOTAL            CUMULATIVE %        ANNUALIZED       U/W BASE      U/W BASE
   DECEMBER 31,                (NRSF)               NRSF                OF TOTAL SF       U/W BASE RENT        RENT       RENT PSF
----------------------        --------           ----------            ------------       -------------    ------------  ----------
2004                            33,655               5.0%                   5.0%          $     533,892        10.9%      $  15.86
2005                           172,299              25.6                   30.7%              1,133,070        23.1       $   6.58
2006                           126,825              18.9                   49.5%              1,057,407        21.6       $   8.34
2007                            85,500              12.7                   62.3%                858,252        17.5       $  10.04
2008                            50,164               7.5                   69.7%                416,699         8.5       $   8.31
2009                           133,719              19.9                   89.6%                905,897        18.5       $   6.77
2010                                 0               0.0                   89.6%                      0         0.0       $   0.00
2011                                 0               0.0                   89.6%                      0         0.0       $   0.00
2012                                 0               0.0                   89.6%                      0         0.0       $   0.00
2013                                 0               0.0                   89.6%                      0         0.0       $   0.00
2014                                 0               0.0                   89.6%                      0         0.0       $   0.00
2015 & Thereafter                    0               0.0                   89.6%                      0         0.0       $   0.00
Vacant                          69,654              10.4                  100.0%                      0         0.0       $   0.00
                               -------             -----                                  -------------       -----
TOTAL/AVERAGE:                 671,816             100.0%                                 $   4,905,217       100.0%      $   7.30
                               =======             =====                                  =============       =====

----------
(1)   Annualized U/W Base Rent excludes vacant space.

      Reserves. The borrower is required to deposit monthly (1) an amount equal to 1/12 of upcoming annual real estate taxes and 1/12 of annual insurance premiums into a tax and insurance escrow account, (2) if debt service coverage ratio for the 12-month period ending on the last day of the most recent fiscal quarter falls below 1.10x until the debt service coverage ratio for the 12-month period ending on the last day of the 2 most recent fiscal quarters (a "Rechler II Low DSCR Period") is at least 1.10x, an amount equal to 1/12 of the product of (a) $0.50 and (b) the aggregate number of rentable square feet of the Rechler Industrial II Properties into a tenant improvement and leasing commissions reserve account and (3) during a Rechler II Low DSCR Period, an amount equal to 1/12 of the product of (a) $0.20 and (z) the aggregate number of rentable square feet of the Rechler Industrial II Properties into a replacement reserve account.

      Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance and terrorism insurance in a per-occurrence amount that is no less than the Rechler Industrial II Terrorism Coverage Amount, if and to the extent terrorism such coverage is (i) currently being obtained by prudent owners of real estate in the United States of a similar type and quality and a similar location to the Rechler Industrial II Properties, or (ii) is otherwise available for an annual premium not in excess of, (x) if the borrower's terrorism insurance is provided under an insurance policy that also covers properties that are not Rechler Industrial II Properties, $112,500, and (y) if borrower's terrorism insurance is provided under a policy that covers only the Rechler Industrial II Properties, the product of (A) $112,500 times (B) a fraction, the numerator of which is the aggregate rentable square footage of the Rechler Industrial II Properties then remaining as collateral and the denominator of which is $5,399,558.

      The "Rechler Industrial II Terrorism Coverage Amount" means: (i) if the borrower's terrorism insurance is provided under an insurance policy that also covers properties that are not Rechler Industrial II Properties, $126,970,000, and (ii) if the borrower's terrorism insurance is provided under a policy that covers only the Rechler Industrial II Properties, the product of (x) $126,970,000 times (y) a fraction, the numerator of which is the aggregate rentable square footage of the Rechler Industrial II Properties then remaining as collateral and the denominator of which is 5,399,558.

      Lockbox; Sweep of Excess Cash Flow. At origination, the borrower was required to establish a lockbox account controlled by the lender and to direct all tenants to make payments directly to the lockbox account. Funds

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

in excess of the monthly debt service payment and any reserves required as described in "Reserves" above are swept daily from the lockbox account to the borrower.

      Mezzanine Loan. None permitted.

      Additional Debt. None permitted except trade payables in an amount less than 3% of the loan amount for the Rechler Industrial II Loan. Furthermore, the total amount of trade payables, financing leases and purchase money debt may not exceed 5% of the original principal amount of the Rechler Industrial II Loan at any one time.

      Permitted Transfers. The borrower is permitted to transfer 50% or more of its equity interests so long as such transfer is to (a) certain specified individuals, (b) any entity that is rated at least "BBB-" or "Baa3" by Fitch and Moody's, respectively, meets certain minimum net worth requirements and is regularly engaged in the business (or has a manager or advisor that is) of owning or managing interests in commercial properties which contain at least 5,000,000 square feet of space, or (c) any other entity with respect to which a rating confirmation is received.

      Notwithstanding the foregoing, subject to certain conditions including that the borrower retains in substance all economic benefits of and practical control over the property, the borrower is permitted to convey its present fee interest (but not any reversionary interest) in any Rechler Industrial II Property to the Industrial Development Agency of New York (or a similar governmental authority) and enter into a lease of the property for the purpose of facilitating the granting of economic benefit to the borrower or tenant at that property.

      Alterations. Under the Rechler Industrial II Loan agreement, the borrower is permitted to perform any alterations (other than tenant improvements required under the leases) at any Rechler Industrial II Properties subject to certain conditions and the consent of the mortgagee. If no event of default under the Rechler Industrial II Loan is continuing, the mortgagee may not unreasonably withhold its consent to any proposed alteration.

      Defeasance. On any date after the earlier of the first payment date following (a) the third anniversary of the loan closing date or (b) the second anniversary of the date on which the Rechler Industrial II Loan is securitized, the borrower is permitted to defease the Rechler Industrial II Loan in whole or in part with U.S. Treasuries or other REMIC-eligible securities. Any partial defeasance will be for a portion of the outstanding principal balance of the Rechler Industrial II Loan at least equal to 125% of the allocated loan amount for the Rechler Industrial II Property being released and after the defeasance, the remaining Rechler Industrial II Properties must have a debt service coverage ratio no less than the greater of the debt service coverage ratio at origination or as of the date immediately prior to the release; provided that the debt service coverage ratio may be further reduced by up to 0.05 below the debt service coverage ratio so long as such ratio is greater than the debt service coverage ratio at origination plus 0.15 and in any event, may be further reduced so long as the debt service coverage ratio is equal to or greater than 1.75x.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                         RECHLER INDUSTRIAL PORTFOLIO I

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                      ORIGINAL                  CUT-OFF DATE
                                      --------                  ------------

BALANCE:(1)                          $23,800,000                 $23,697,944

% OF POOL BY UPB:                    2.7%

ORIGINATION DATE:                    November 10, 2003

ORIGINATOR:                          Archon Financial, L.P.

COUPON:                              5.290%

INTEREST ACCRUAL:                    Actual / 360

ORIGINAL TERM:                       60 months

AMORTIZATION:                        360 months

OWNERSHIP INTEREST:                  Fee Simple

PAYMENT DATE:                        1st of the month.

MATURITY DATE:                       December 1, 2008

SPONSOR:                             Rechler Equity I LLC

BORROWER:                            REP A5 LLC

CALL PROTECTION/LOCKOUT:             Lockout/Defeasance only until 3 months
                                     prior to maturity.(1)

CUT-OFF DATE LOAN PSF:               $42

UP-FRONT: RESERVES                   Deferred Maintenance $170,825;
                                     Unfunded Obligation $781,235

ONGOING/SPRINGING RESERVES:          Ongoing Tax and Insurance escrow; Springing
                                     TI/LC and Replacement Reserve escrows(2)

CASH MANAGEMENT:                     Hard Lockbox(3)

ADDITIONAL SECURED/ MEZZANINE DEBT:  None permitted.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:              Portfolio

PROPERTIES TYPE:                     Industrial  buildings

PROPERTIES LOCATION:                 Various

OCCUPANCY:                           98.6%

OCCUPANCY AS OF DATE:                January 29, 2004

YEARS BUILT:                         1963-2002

YEARS RENOVATED:                     NAP

COLLATERAL:                          The collateral consists of 15 industrial
                                     buildings

PROPERTIES MANAGEMENT:               Rechler Equity Management

AGGREGATE APPRAISED VALUE:           $38,210,000

APPRAISAL VALUE DATE:                November 1, 2003

CUT-OFF DATE LTV:                    62.02%

BALLOON LTV:                         57.70%

U/W NOI:                             $3,379,341

U/W NCF:                             $2,980,427

CURRENT ANNUAL DEBT SERVICE:         $1,584,177

U/W NOI DSCR:                        2.13x

U/W NCF DSCR:                        1.88x

--------------------------------------------------------------------------------

----------
(1)   Defeasance is permitted in whole or in part. See "Defeasance" below.

(2)   See "Reserves" below.

(3)   See "Lockbox; Sweep of Excess Cash Flow" below.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

      The Loan. The ninth largest loan (the "Rechler Industrial I Loan"), representing approximately 2.7% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, has a principal balance as of the cut-off date of $23,697,944. The Rechler Industrial I Loan is a 5-year balloon loan that has a maturity date of December 1, 2008 and provides for monthly payments of principal and interest based on a 30-year amortization schedule. The Rechler Industrial I Loan is secured by, among other things, mortgages and security agreements encumbering the borrower's fee ownership interest in the Rechler Industrial I Properties as well as assignments of the borrower's interests in the rents and leases associated with the Rechler Industrial I Properties.

      The Borrower. The borrower under the Rechler Industrial I Loan, REP A5 LLC, a Delaware limited liability company that is a special purpose entity sponsored by REP I LLC, an affiliate of Rechler Equity LLC, which is majority owned and controlled by members of the Rechler family.

      The Properties. The property securing the Rechler Industrial I Loan (the "Rechler Industrial I Properties") consists of the 15 industrial properties located in New York. The borrower has a fee interest in all of the Rechler Industrial I Properties.

      Major Tenant Summary. The following table shows certain information regarding the ten largest tenants of the Rechler Industrial I Properties:

        TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)

                                                                                      % OF TOTAL  ANNUALIZED
                                CREDIT RATING                  % OF      ANNUALIZED   ANNUALIZED   U/W BASE
                               (FITCH/MOODY'S       TENANT     TOTAL      U/W BASE     U/W BASE      RENT         LEASE
         TENANT                   /S&P)(2)           NRSF      NRSF         RENT        RENT(3)    (PSF)(4)     EXPIRATION
-------------------------      --------------     ---------  --------  ------------   ----------  -----------   ----------
Wenner Bread Product               NR/NR/NR         72,000     12.6%    $   717,869        15.7%   $    9.97    12/31/2013
Fonar Corporation                  NR/NR/NR         78,240     13.7         571,146        12.5    $    7.30     1/31/2009
United Biomedical, Inc.            NR/NR/NR         40,000      7.0         360,706         7.9    $    9.02    12/31/2005
Datamedic Corp.                    NR/NR/NR         35,000      6.1         343,218         7.5    $    9.81    12/31/2004
Genco Auto Electric Inc.           NR/NR/NR         65,000     11.4         292,500         6.4    $    4.50     5/31/2014
State Farm Insurance Company      AA+/Aa1/AA        20,000      3.5         280,000         6.1    $   14.00     1/31/2006
IDR Corp AKA Reuters America Inc.  NR/NR/NR         27,600      4.8         242,101         5.3    $    8.77     6/30/2005
Schoolwide, Inc.                   NR/NR/NR         21,600      3.8         168,480         3.7    $    7.80     3/31/2006
B.I.T. Realty Inc.                 NR/NR/NR          9,200      1.6         159,980         3.5    $   17.39     4/30/2013
Summit Laser Products, Inc.        NR/NR/NR         25,300      4.4         142,295         3.1    $    5.62     2/28/2011
                                                   -------    -----     -----------       -----
TOTAL/AVERAGE:                                     393,940     69.1%    $ 3,278,295        71.6%   $    8.32
                                                   =======    =====     ===========       =====
Remaining Tenants                                  160,425     28.2       1,299,766        28.4    $    8.10
Vacant                                              15,478      2.7               0         0.0    $    0.00
                                                   -------    -----     -----------       -----
TOTAL/AVERAGE ALL TENANTS                          569,843    100.0%    $ 4,578,061       100.0%   $    8.03
                                                   =======    =====     ===========       =====

----------
(1)   Annualized U/W Base Rent excludes vacant space.

(2) Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)   Percentages based on total Annualized U/W Base Rent for all tenants.

(4) For those tenants with multiple leases, the Annual U/W Base Rent PSF is a weighted average calculation of the leases.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

      Lease Expiration. The following table shows the lease expiration schedule for the industrial space at the Rechler Industrial I Properties:

                          LEASE EXPIRATION SCHEDULE(1)

                                                                                                           APPROXIMATE
                                                                                                           % OF TOTAL    ANNUALIZED
   YEAR ENDING                EXPIRING           % OF TOTAL            CUMULATIVE %        ANNUALIZED       U/W BASE      U/W BASE
   DECEMBER 31,                (NRSF)               NRSF                OF TOTAL SF       U/W BASE RENT        RENT       RENT PSF
----------------------        --------           ----------            ------------       -------------    ------------  ----------
2004                            52,905               9.3%                   9.3%          $    489,622         10.7%      $   9.25
2005                            85,501              15.0                   24.3%               726,660         15.9       $   8.50
2006                            70,503              12.4                   36.7%               688,553         15.0       $   9.77
2007                            29,419               5.2                   41.8%               203,900          4.5       $   6.93
2008                            32,336               5.7                   47.5%               228,471          5.0       $   7.07
2009                            78,240              13.7                   61.2%               571,146         12.5       $   7.30
2010                            14,000               2.5                   63.7%               109,200          2.4       $   7.80
2011                            25,300               4.4                   68.1%               142,295          3.1       $   5.62
2012                             9,960               1.7                   69.9%               135,080          3.0       $  13.56
2013                            91,201              16.0                   85.9%               990,634         21.6       $  10.86
2014                            65,000              11.4                   97.3%               292,500          6.4       $   4.50
2015 & Thereafter                    0               0.0                   97.3%                     0          0.0       $   0.00
Vacant                          15,478               2.7                  100.0%                     0          0.0       $   0.00
                               -------             -----                                  ------------        -----
TOTAL/AVERAGE:                 569,843             100.0%                                 $  4,578,061        100.0%      $   8.03
                               =======             =====                                  ============        =====

----------
(1)   Annualized Underwritten Base Rent excludes vacant space.

      Reserves. The borrower is required to deposit monthly (1) an amount equal to 1/12 of upcoming annual real estate taxes and 1/12 of annual insurance premiums into a tax and insurance escrow account, (2) if debt service coverage ratio for the 12-month period ending on the last day of the most recent fiscal quarter falls below 1.14x until the debt service coverage ratio for the 12-month period ending on the last day of the 2 most recent fiscal quarters is at least 1.14x (a "Rechler I Low DSCR Period"), an amount equal to 1/12 of the product of
(a) $0.50 and (b) the aggregate number of rentable square feet of the Rechler Industrial I Properties into a tenant improvement and leasing commissions reserve account and (3) during a Rechler I Low DSCR Period, an amount equal to 1/12 of the product of (a) $0.20 and (z) the aggregate number of rentable square feet of the Rechler Industrial I Properties into a replacement reserve account.

      Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance and terrorism insurance in a per-occurrence amount that is no less than the Rechler Industrial I Terrorism Coverage Amount, if and to the extent terrorism such coverage is (i) currently being obtained by prudent owners of real estate in the United States of a similar type and quality and a similar location to the Rechler Industrial I Properties, or (ii) is otherwise available for an annual premium not in excess of, (x) if the borrower's terrorism insurance is provided under an insurance policy that also covers properties that are not Rechler Industrial I Properties, $112,500, and (y) if borrower's terrorism insurance is provided under a policy that covers only the Rechler Industrial I Properties, the product of (A) $112,500 times (B) a fraction, the numerator of which is the aggregate rentable square footage of the Rechler Industrial I Properties then remaining as collateral and the denominator of which is $5,399,558.

      The "Rechler Industrial I Terrorism Coverage Amount" means: (i) if the borrower's terrorism insurance is provided under an insurance policy that also covers properties that are not Rechler Industrial I Properties, $126,970,000, and (ii) if the borrower's terrorism insurance is provided under a policy that covers only the Rechler Industrial I Properties, the product of (x) $126,970,000 times (y) a fraction, the numerator of which is the aggregate rentable square footage of the Rechler Industrial I Properties then remaining as collateral and the denominator of which is 5,399,558.

      Lockbox; Sweep of Excess Cash Flow. At origination, the borrower was required to establish a lockbox account controlled by the lender and to direct all tenants to make payments directly to the lockbox account. Funds

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

in excess of the monthly debt service payment and any reserves required as described in "Reserves" above are swept daily from the lockbox account to the borrower.

      Mezzanine Loan. None permitted.

      Additional Debt. None permitted except trade payables in an amount less than 3% of the loan amount for the Rechler Industrial I Loan. Furthermore, the total amount of trade payables, financing leases and purchase money debt may not exceed 5% of the original principal amount of the Rechler Industrial I Loan at any one time.

      Permitted Transfers. The borrower is permitted to transfer 50% or more of its equity interests so long as such transfer is to (a) certain specified individuals, (b) any entity that is rated at least "BBB-" or "Baa3" by Fitch and Moody's, respectively, meets certain minimum net worth requirements and is regularly engaged in the business (or has a manager or advisor that is) of owning or managing interests in commercial properties which contain at least 5,000,000 square feet of space, or (c) any other entity with respect to which a rating confirmation is received.

      Notwithstanding the foregoing, subject to certain conditions including that the borrower retains in substance all economic benefits of and practical control over the property, the borrower is permitted to convey its present fee interest (but not any reversionary interest) in any Rechler Industrial I Property to the Industrial Development Agency (or a similar governmental authority) of New York and enter into a lease of the property for the purpose of facilitating the granting of economic benefit to the borrower or tenant at that property.

      Alterations. Under the Rechler Industrial I Loan agreement, the borrower is permitted to perform any alterations (other than tenant improvements required under the leases) at any Rechler Industrial I Properties subject to certain conditions and the consent of the mortgagee. If no event of default under the Rechler Industrial I Loan is continuing, the mortgagee may not unreasonably withhold its consent to any proposed alteration.

      Defeasance. On any date after the earlier of the first payment date following (a) the third anniversary of the loan closing date or (b) the second anniversary of the date on which the Rechler Industrial I Loan is securitized, the borrower is permitted to defease the Rechler Industrial I Loan in whole or in part with U.S. Treasuries or other REMIC-eligible securities. Any partial defeasance will be for a portion of the outstanding principal balance of the Rechler Industrial I Loan at least equal to a 125% of the allocated loan amount for the Rechler Industrial I Property being released and after the defeasance, the remaining Rechler Industrial I Properties must have a debt service coverage ratio no less than the greater of the debt service coverage ratio at origination or as of the date immediately prior to the release; provided that the debt service coverage ratio may be further reduced by up to 0.05 below the debt service coverage ratio so long as such ratio is greater than the debt service coverage ratio at origination plus 0.15 and in any event, may be further reduced so long as the debt service coverage ratio is equal to or greater than 1.75x.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                STONERIDGE PLAZA

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                 ORIGINAL                  CUT-OFF DATE
                                 --------                  ------------

BALANCE:                        $23,700,000                 $23,626,670

% OF POOL BY UPB:               2.6%

ORIGINATION DATE:               December 31, 2003

ORIGINATOR:                     PMCC, LLC

COUPON:                         5.58%

INTEREST ACCRUAL:               Actual / 360

ORIGINAL TERM:                  84 months

AMORTIZATION:                   360 months

OWNERSHIP INTEREST:             Fee Simple

PAYMENT DATE:                   1st of the month

MATURITY DATE:                  January 1, 2011

SPONSOR:                        Columbus Realty Investments, Ltd.

BORROWER:                       Morse & Hamilton Limited Partnership

CALL                            Lockout/Defeasance only until 3 months
PROTECTION/LOCKOUT:             prior to maturity.

CUT-OFF DATE LOAN PSF:          $109

UP-FRONT RESERVES:              Taxes: $50,243; Drug Emporium:
                                $2,400,000 LOC(1)

ONGOING/SPRINGING               Ongoing Tax; Springing reserves for
RESERVES:                       Insurance and Replacement Reserves(1)

CASH MANAGEMENT:                None required

ADDITIONAL SECURED/             None permitted
MEZZANINE DEBT:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Anchored Retail

PROPERTY LOCATION:              Gahanna, Ohio

OCCUPANCY:                      82.4%(2)

OCCUPANCY AS OF DATE:           December 24, 2003

YEAR BUILT:                     1995-1997

YEAR RENOVATED:                 NAP

COLLATERAL:                     The collateral consists of an anchored shopping
                                center containing approximately 216,856 square feet of retail space. The center contains approximately 106,819 additional square feet of anchor/outparcel space that is subject to ground leases, which additional improvements are not collateral for the loan. The subject is anchored by a Kroger supermarket and Cinemark
                                Theatre.

PROPERTY MANAGEMENT:            R.J. Solove and Associates Management, Inc.

APPRAISED VALUE:                $35,700,000

APPRAISAL VALUE DATE:           November 6, 2003

CUT-OFF DATE LTV:               66.18%

BALLOON LTV:                    59.49%

U/W NOI:                        $2,909,371

U/W NCF:                        $2,688,089

CURRENT ANNUAL DEBT SERVICE:    $1,629,096

U/W NOI DSCR:                   1.79x

U/W NCF DSCR:                   1.65x
--------------------------------------------------------------------------------

----------
(1)   See "Reserves" below.

(2) The center contains approximately 106,819 additional square feet of anchor/outparcel space that is subject to ground leases, which additional improvements are not collateral for the loan. If this square footage were factored into the occupancy calculation, the resulting occupancy for the total center would be approximately 88.2%.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

      The Loan. The tenth largest loan (the "StoneRidge Plaza Loan"), representing approximately 2.6% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, with a principal balance as of the cut-off date of $23,626,670, is a 7-year balloon loan that has a maturity date of January 1, 2011 and provides for monthly payments of principal and interest based on a 30-year amortization schedule. The StoneRidge Plaza Loan is secured by, among other things, an open-end mortgage and security instrument encumbering the borrower's fee ownership interest in the StoneRidge Plaza Property.

      The Borrower. The borrower under the StoneRidge Plaza Loan, Morse & Hamilton Limited Partnership, is an Ohio limited partnership that is a special purpose entity. A principal of the borrower, Casto Ventures, Ltd., is also the principal of two other borrowers under mortgage loans, collectively representing 4.64% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, that are included in the trust. The mortgaged properties securing these mortgage loans are also anchored by Kroger.

      The Property. The StoneRidge Plaza property (the "StoneRidge Plaza Property") is an approximately 216,856 square foot anchored shopping center. The center contains approximately 106,819 additional square feet of anchor/outparcel space that is subject to ground leases, which additional improvements are not collateral for the loan. The subject is anchored by a Kroger supermarket which pays ground rent to the borrower, and Cinemark Theatre. Other national tenants in occupancy include Blockbuster Video, H&R Block, Radio Shack, Countrywide Loans, and General Nutrition Center.

      Major Tenant Summary. The following table shows certain information regarding the 11 largest tenants of the StoneRidge Plaza Property based on Annualized Base Rent:

           ELEVEN LARGEST TENANTS BASED ON ANNUALIZED BASE RENT (1)(2)

                                                                                      % OF TOTAL  ANNUALIZED
                                CREDIT RATING                  % OF      ANNUALIZED   ANNUALIZED   U/W BASE
                               (FITCH/MOODY'S                  TOTAL      U/W BASE     U/W BASE      RENT          LEASE
         TENANT                   /S&P)(2)           NRSF      NRSF         RENT        RENT(3)    (PSF)(4)      EXPIRATION
-------------------------      --------------     ---------  --------  ------------   ----------  -----------    ----------
Cinemark 200                           NR           49,786      23.0%  $   584,986        19.5%    $  11.75      11/30/2015
Kroger                            BBB/Baa3/BBB           0       0.0       256,516         8.6         3.25(5)    1/31/2022
Blockbuster Video                      NR            6,750       3.1        89,235         3.0        13.22      11/30/2005
Cap City Diner                         NR            6,000       2.8        84,000         2.8        14.00      11/30/2007
Irwin's Hallmark                       NR            6,000       2.8        84,000         2.8        14.00       3/31/2006
International Diamond                  NR            4,092       1.9        74,260         2.5        18.15       4/30/2007
Gentle Wind II                         NR            4,800       2.2        73,968         2.5        15.41       3/31/2006
H & R Block                        NR/NR/BBB+        4,500       2.1        65,250         2.2        14.50       4/30/2007
Pet People                             NR            4,200       1.9        60,375         2.0        14.38       3/31/2007
American Red Cross                     NR            4,800       2.2        60,000         2.0        12.50      12/31/2008
Cici's Pizza                           NR            4,800       2.2        60,000         2.0        12.50       6/30/2013
                                                   -------     -----   -----------       -----     --------
TOTAL/ AVERAGE                                      95,728      44.1%  $ 1,492,590        49.8%    $  15.59(6)
                                                   =======     =====   ===========       =====     ========
Total Remaining Tenants                             82,914      38.2   $ 1,506,062        50.2     $  18.16(7)

Total Vacant Space                                  38,214      17.6             0         0.0         0.00
                                                   -------     -----   -----------       -----     --------
TOTAL/ AVERAGE ALL TENANTS                         216,856     100.0%  $ 2,998,652       100.0%    $  13.83
                                                   =======     =====   ===========       =====     ========

----------
(1) All calculations and averages (unless otherwise indicated) are based on a NRSF of approximately 216,856, which excludes the SF attributable to the subject's ground lease tenants (approximately 106,819 SF). The table is based on a rent roll dated 12/24/2003, which rent roll was provided by borrower.

(2)   Annualized Base Rent excludes vacant space.

(3) Certain ratings are those of parent companies whether or not such companies guarantee the lease.

(4)   Percentage based on total Annualized Base Rent for all tenants.

(5)   Calculated based on Kroger's SF of approximately 78,847.

(6)   Calculated based on 95,728 SF, which assumes 0 SF for the Kroger space.

(7) Calculated based on 82,914 SF, which excludes the SF attributable to ground lease tenants.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

      Lease Expiration. The following table shows the lease expiration schedule for the StoneRidge Plaza Property:

                         LEASE EXPIRATION SCHEDULE(1)(2)

                                                                                                        APPROXIMATE
                                                                                                        % OF TOTAL    ANNUALIZED
   YEAR ENDING                EXPIRING           % OF TOTAL         CUMULATIVE %        ANNUALIZED       U/W BASE      U/W BASE
   DECEMBER 31,                (NRSF)               NRSF             OF TOTAL SF       U/W BASE RENT        RENT       RENT PSF
----------------------        --------           ----------         ------------       -------------    ------------  ----------
2004                             5,563               2.6%                2.6%               83,289           2.8%      $   14.73
2005                            37,211              17.2                19.8%              500,284          16.7       $   13.44
2006(3)                         23,925              11.0                30.8%              382,327          12.7       $   15.98
2007                            29,592              13.6                44.4%              449,565          15.0       $   15.19
2008                            17,700               8.2                52.6%              256,335           8.5       $   14.48
2009                                 0               0.0                52.6%                    0           0.0       $    0.00
2010(4)                              0               0.0                52.6%               50,000           1.7       $     NAP
2011                             7,000               3.2                55.8%               93,500           3.1       $   13.36
2012(5)                          2,975               1.4                57.2%               93,350           3.1       $   31.38
2013                             4,800               2.2                59.4%               60,000           2.0       $   12.50
2014                                 0               0.0                59.4%                    0           0.0       $    0.00
2015 & Thereafter(6)            49,786              23.0                82.4%            1,030,002          34.3       $   20.69
Vacant(7)                       38,214              17.6               100.0%                    0           0.0       $    0.00
                               -------             -----                                ----------         -----
TOTAL/AVERAGE:                 216,856             100.0%                               $2,998,652         100.0%      $   13.83
                               =======             =====                                ==========         =====

----------
(1) All calculations and weighted averages are based on a NRSF of approximately 216,856, which excludes the SF attributable to the subject's ground lease tenants (approximately 106,819 SF). The table is based on a rent roll dated 12/24/2003, which rent roll was provided by borrower.

(2)   Annualized Base Rent excludes vacant space.

(3) Base rent calculations include base rent attributable to the Skyline Chili ground lease tenant ($35,000). A square footage of zero was assigned to this tenant, as the improvements are not part of the subject collateral.

(4) The sole tenant expiring in 2010 is the Wendy's ground lease tenant ($50,000). A square footage of zero was assigned to this tenant, as the improvements are not part of the subject collateral.

(5) Base rent calculations include KFC Corp ground lease tenant ($51,700). A square footage of zero was assigned to this tenant, as the improvements are not part of the subject collateral.

(6) Base rent calculations include Max & Erma's, Huntington National Bank, Arby's, Taco Bell and Kroger ground lease tenants ($445,016). A square footage of zero was assigned to these tenants, as the improvements are not part of the subject collateral.

(7) Vacant space includes 27,000 square feet at the StoneRidge Plaza Property that is leased to Drug Emporium. This tenant is currently in bankruptcy and the related premises are currently dark.

      Reserves. At origination $50,243 was funded into a tax reserve, with 1/12 of estimated annual taxes due monthly on an ongoing basis. Additionally, the borrower posted a $2,400,000 Letter of Credit to be held as additional security for the debt until such time as either (i) Drug Emporium, which has previously filed for bankruptcy, reaffirms its existing lease and is in occupancy and paying rent, or (ii) a replacement tenant for the Drug Emporium space is in occupancy and paying rent pursuant to a fully executed lease having terms comparable to those of the Drug Emporium lease (including a term of at least three years and an annual base rent of at least $222,750) and, among other things, lender has received an acceptable estoppel from such tenant. A springing reserve for collection of insurance premiums is required if the borrower does not maintain insurance as prescribed by the loan documents. Springing replacement reserves are required upon the occurrence of (i) an event of default; (ii) lender's determination, based on annual inspections, that the StoneRidge Plaza Property is in need of repairs or is otherwise not well maintained; or (iii) a sale of the StoneRidge Plaza Property.

      Insurance Requirements. The borrower is required to maintain insurance on the property including, but not limited to, comprehensive all risk and commercial general liability coverage. The Mortgaged Property as of the date hereof has terrorism coverage.

      Lockbox; Sweep of Excess Cash Flow. None required.

      Mezzanine Loan. None permitted.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

      Additional Debt. None permitted except for advances or trade payables or accrued expenses incurred in the ordinary course of business of operating the StoneRidge Plaza Property not outstanding for more than 60 days from the date incurred in an amount not to exceed 2% of the outstanding principal balance of the Note in the aggregate.

      Permitted Transfers. Transfers of the direct or indirect ownership interests in the borrower are permitted without the consent of the lender so long as following such transfer, the persons responsible for the management and/or control of the StoneRidge Plaza Property and/or borrower remain in legal, beneficial and actual control and management of the StoneRidge Plaza Property. Unless approved by lender, and subject to confirmation that there will be no adverse rating impact, there shall not be permitted any (A) transfer in one or more related transactions of a 49% or greater direct or indirect interest in the borrower or any successive partner, member or limited liability company manager thereof or (B) any direct or indirect change in the management or control of the borrower or any shareholder, general partner, managing member or limited liability company manager; provided that transfers to certain parties specified in the loan documents are permitted without regard to these restrictions, including certain transfers for estate planning purposes.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.